UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23264

Investment Company Act file number:

Altaba Inc.

(Exact name of registrant as specified in charter)

140 East 45th Street, 15th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Arthur Chong

Altaba Inc.

140 East 45th Street, 15th Floor

New York, New York 10017

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

Semi-Annual Report

June 30, 2017

ALTABA INC.

CONSOLIDATED FINANCIAL STATEMENTS

For the Period from June 16, 2017 to June 30, 2017

(Subsequent to becoming an Investment Company)

(unaudited)

ALTABA INC.

UNAUDITED CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

At June 30, 2017

(in thousands)

ASSETS
Cash	$100
Unaffiliated investments, at value (cost $9,514,326) including:	9,533,384
Marketable securities, at value $9,231,746
Equity securities and call options, at value $301,638
Affiliated investments, at value (cost $5,627,180)	62,960,559
Investments in controlled affiliates (cost $0)	665,000
Interest receivable	24,663
Other assets	190,556

Total assets	$73,374,262

LIABILITIES
Convertible notes	$1,334,506
Deferred and other long-term tax liabilities on unrealized appreciation	22,922,332
Deferred and other tax liabilities	504,576
Written warrants (premiums received $124,775)	127,879
Other liabilities	186,388

Total liabilities	$25,075,681

Net assets	$48,298,581

Net Assets Consist of:
Yahoo historical operating company retained earnings	$8,531,020
Paid in capital	5,134,660
Accumulated net investment loss	(34)
Accumulated realized gain	621
Unrealized appreciation on investments, net of deferred taxes ($22,922,332)	34,632,314

Total net assets	$48,298,581

Shares outstanding	895,115,453
NAV per share	$53.96
Shares authorized	5,000,000,000
Par value	$0.001 par value

See Notes to Consolidated Financial Statements.

ALTABA INC.

UNAUDITED CONSOLIDATED STATEMENT OF INVESTMENTS

As of June 30, 2017

Description		Expiration	Principal $ / Shares / Units	Fair Value $
Affiliated Investments at Fair Value — 130.4%
Common shares — 130.2%
Alibaba Group Holdings Limited (1)(2)			383,565,416	54,044,367
Yahoo Japan Corporation (2)			2,025,923,000	8,816,200
Gomaji Corp., Ltd. (1)			3,589,942	4,758
Hortonworks, Inc. — Common Shares (1)			3,845,806	49,534
Warrants — 0.1%
Hortonworks, Inc. — Common Warrants — Exercise Price: $8.46 (1)		6/9/2023	476,368	3,840
Hortonworks, Inc. — Series A Stock Warrants — Exercise Price: $0.01 (1)		6/30/2020	3,250,000	41,860
Total Affiliated Investments at Fair Value (Cost — $5,627,180)				62,960,559
Unaffiliated investments at fair value — 19.7%
Internet Software & Services
Common shares — 0.2%
SeatGeek, Inc. (1)(2)			47,463	185
Snap Inc. — Common Shares (1)(3)			4,604,942	81,830
Total common shares (Cost — $50,009)				82,015
Preferred shares — 0.0%
Paperless Inc. — Series D Preferred (1)(2)			1,084,430	15,106
Total preferred shares (Cost — $14,000)				15,106
Warrants — 0.0%
Internet Software & Services
Eastman Kodak Co. — Exercise Price: $14.93 (1)		9/3/2018	400	—
Total Warrants (Cost — $0)				—

	Rate %(4)	Final Maturity(5)	Principal $	Fair Value $
Money Market Funds — 2.1%
Invesco Government and Agency Money Market Fund	0.9		529	529
Fidelity Government and Agency Money Market Fund	0.8		1,813	1,813
JP Morgan Government and Agency Money Market Fund	0.9		1,009,053	1,009,053
Total Money Market Investments (Cost — $1,011,395)			1,011,395	1,011,395

	Rate %(6)	Final Maturity	Principal $	Fair Value $
Fixed Income Securities
Short-Term
Corporate Debt — 5.1%
Financial — 1.8%
AIG Global Funding	1.7	12/15/2017	17,743	17,754
American Express Bank Ltd.	6.0	9/13/2017	5,000	5,041
American Express Centurion Bank	6.0	9/13/2017	20,000	20,163
American Express Credit Corp.	1.6	9/22/2017	12,500	12,503
Anz New Zealand (Intl) Ltd	1.8	3/29/2018	8,083	8,090
Bank of America N.A.	1.7	3/26/2018	8,790	8,796
Bank of America N.A.	1.8	6/5/2018	25,000	25,033
Bank of New York Mellon Corp.	1.3	1/25/2018	5,035	5,032
Bank of New York Mellon Corp.	1.4	3/6/2018	9,500	9,490
Bank of New York Mellon Corp.	1.7	3/6/2018	700	702
Bank of New York Mellon Corp.	1.6	5/22/2018	8,600	8,605
Bank of Nova Scotia	1.3	7/21/2017	2,715	2,715
Bank of Nova Scotia	1.5	4/25/2018	25,000	24,975
BB&T Corp.	1.6	8/15/2017	2,785	2,785
BB&T Corp.	1.5	1/12/2018	1,500	1,499
BB&T Corp.	2.1	6/19/2018	2,657	2,667
Berkshire Hathaway Finance Corp.	1.5	3/7/2018	25,000	25,010
Berkshire Hathaway Finance Corp.	1.8	3/7/2018	6,130	6,153
Berkshire Hathaway Finance Corp.	5.4	5/15/2018	3,000	3,098
Berkshire Hathaway Finance Corp.	1.3	5/15/2018	20,000	19,978
Berkshire Hathaway Inc.	1.3	8/14/2017	5,090	5,091
Berkshire Hathaway Inc.	1.6	2/9/2018	7,000	7,007
Branch Banking And Trust Co.	1.4	10/1/2017	7,948	7,947
Charles Schwab Corp	1.5	3/10/2018	20,000	20,006
Chubb INA Holdings Inc	5.8	3/15/2018	14,231	14,637
Fifth Third Bank	1.5	2/28/2018	9,867	9,853
HSBC USA Inc	1.6	1/16/2018	15,000	15,005
JPMorgan Chase & Co.	2.0	8/15/2017	55,000	55,039
JPMorgan Chase & Co.	1.8	1/25/2018	39,820	39,869
JPMorgan Chase & Co.	1.7	3/1/2018	15,000	15,005
JPMorgan Chase & Co.	1.6	5/15/2018	11,000	10,998
Keybank N.A.	1.7	2/1/2018	19,436	19,449
Keybank N.A.	1.7	6/1/2018	12,235	12,249
La Caisse Centrale Desjardins du Quebec	1.6	9/12/2017	9,066	9,067
Manufacturers And Traders Trust Co.	1.5	3/7/2018	4,515	4,514
Metropolitan Life Global Funding I	1.5	1/10/2018	32,900	32,891
Metropolitan Life Global Funding I	1.9	6/22/2018	5,000	5,011
National Rural Utilities Coop Finance Corp.	5.5	2/1/2018	2,033	2,077
New York Life Global Funding	1.3	10/30/2017	17,290	17,282
New York Life Global Funding	1.5	12/15/2017	33,657	33,638
New York Life Global Funding	1.6	4/13/2018	4,660	4,673

	Rate %(6)	Final Maturity	Principal $	Fair Value $
New York Life Global Funding	1.3	4/27/2018	15,833	15,809
NYSE Euronext	2.0	10/5/2017	5,750	5,799
Pricoa Global Funding I	1.6	5/29/2018	24,985	24,978
Principal Life Global Funding II	1.7	12/1/2017	9,000	9,015
Principal Life Global Funding II	1.5	5/21/2018	8,690	8,698
Protective Life Global Funding	1.8	6/8/2018	15,000	15,038
Royal Bank of Canada	1.4	10/13/2017	27,000	27,002
Royal Bank of Canada	1.5	1/16/2018	20,000	20,007
Simon Property Group LP	1.5	2/1/2018	20,407	20,392
Swedbank AB	2.1	9/29/2017	10,261	10,278
Swedbank AB	1.8	3/12/2018	9,525	9,534
U.S. Bank N.A.	1.4	9/11/2017	25,000	25,001
U.S. Bank N.A.	1.4	1/26/2018	25,000	24,988
U.S. Bank N.A.	1.5	1/26/2018	2,750	2,754
U.S. Bank N.A.	1.5	1/29/2018	13,925	13,930
Wells Fargo & Co.	1.4	9/8/2017	35,000	35,002
Wells Fargo & Co.	5.6	12/11/2017	30,000	30,522
Wells Fargo & Co.	1.5	1/16/2018	10,000	9,997
Wells Fargo Bank N.A.	1.7	1/22/2018	14,350	14,360
Wells Fargo Bank N.A.	1.9	1/22/2018	8,331	8,361
Westpac Banking Corporation	1.5	12/1/2017	6,000	6,001
Total			887,293	888,863

Industrial — 3.2%
Air Products and Chemicals Inc	1.2	10/15/2017	2,655	2,653
American Honda Finance Corp.	1.2	7/14/2017	21,700	21,699
American Honda Finance Corp.	1.3	7/14/2017	2,450	2,450
American Honda Finance Corp.	1.5	9/11/2017	23,167	23,170
American Honda Finance Corp.	1.6	12/11/2017	41,000	41,021
American Honda Finance Corp.	1.5	12/11/2017	6,000	6,007
American Honda Finance Corp.	1.6	2/16/2018	25,000	25,023
American Honda Finance Corp.	1.5	3/13/2018	22,000	22,015
Apple Inc.	1.3	2/23/2018	15,000	14,995
Apple Inc.	1.4	5/3/2018	6,655	6,669
Apple Inc.	1.0	5/3/2018	50,000	49,819
Archer-Daniels-Midland Co	5.5	3/15/2018	4,280	4,395
Boeing Co	1.0	5/15/2018	7,077	7,049
BP Capital Markets Plc	1.7	2/13/2018	6,969	6,973
Caterpillar Financial Services Corp.	1.3	8/18/2017	18,000	17,996
Caterpillar Financial Services Corp.	1.3	11/6/2017	16,000	15,989
Caterpillar Financial Services Corp.	1.5	2/23/2018	20,000	19,977
Chevron Corp	1.3	11/9/2017	15,212	15,209
Chevron Corp	1.1	12/5/2017	20,000	19,978
Chevron Corp	1.4	3/2/2018	13,357	13,354
Chevron Corp	1.7	5/16/2018	2,945	2,957
Chevron Corp	1.7	6/24/2018	22,000	22,048
Cisco Systems Inc.	1.8	2/21/2018	25,000	25,100

	Rate %(6)	Final Maturity	Principal $	Fair Value $
Cisco Systems Inc.	1.4	2/28/2018	30,000	30,005
Cisco Systems Inc.	1.7	6/15/2018	39,000	39,078
Coca-Cola Co	1.2	4/1/2018	31,400	31,344
Comcast Corp	5.9	2/15/2018	13,877	14,242
Comcast Corp	5.7	5/15/2018	2,500	2,589
Daimler Finance North America LLC	1.7	3/2/2018	5,000	5,002
Exxon Mobil Corp	1.4	3/1/2018	13,535	13,537
General Dynamics Corp.	1.0	11/15/2017	20,376	20,354
General Electric Capital Corp.	5.6	5/1/2018	49,394	51,078
General Electric Co.	5.6	9/15/2017	30,000	30,245
General Electric Co.	1.6	11/20/2017	14,000	14,009
General Electric Company	5.3	12/6/2017	57,198	58,137
Intel Corp.	1.4	12/15/2017	67,158	67,141
International Business Machines Corp.	5.7	9/14/2017	27,695	27,933
International Business Machines Corp.	1.1	2/6/2018	25,000	24,963
International Business Machines Corp.	1.3	2/8/2018	18,000	17,993
John Deere Capital Corp.	2.8	9/18/2017	10,000	10,029
John Deere Capital Corp.	1.2	10/10/2017	26,475	26,464
John Deere Capital Corp.	1.6	12/15/2017	20,000	20,014
John Deere Capital Corp.	1.4	1/16/2018	20,000	19,984
John Deere Capital Corp.	5.4	4/3/2018	1,187	1,222
Johnson & Johnson	5.6	8/15/2017	1,111	1,116
Medtronic Inc	1.4	4/1/2018	25,000	24,974
Microsoft Corp.	0.9	11/15/2017	5,629	5,621
NBC Universal Enterprise Inc	1.7	4/15/2018	15,824	15,852
Nissan Motor Acceptance Corp	1.5	3/2/2018	935	933
Nissan Motor Acceptance Corp	1.8	3/15/2018	1,000	1,000
Oracle Corp.	1.2	10/15/2017	58,555	58,526
Oracle Corp.	5.8	4/15/2018	18,580	19,170
Paccar Financial Corp.	1.4	11/17/2017	10,500	10,499
Paccar Financial Corp.	1.4	5/18/2018	1,067	1,067
Pepsico Inc.	1.1	7/17/2017	25,000	24,998
Pepsico Inc.	1.3	8/13/2017	35,000	34,991
Pepsico Inc.	1.0	10/13/2017	31,227	31,194
Pepsico Inc.	1.3	4/30/2018	25,000	24,959
Pepsico Inc.	5.0	6/1/2018	34,400	35,510
Pfizer Inc.	1.5	6/15/2018	20,000	20,013
Philip Morris International Inc.	1.3	8/11/2017	15,000	15,000
Philip Morris International Inc.	1.1	8/21/2017	25,000	24,990
Philip Morris International Inc.	1.3	11/9/2017	20,000	19,993
Philip Morris International Inc.	5.7	5/16/2018	35,000	36,205
Praxair Inc.	1.1	11/7/2017	1,620	1,618
Precision Castparts Corp.	1.3	1/15/2018	15,244	15,234
Qualcomm Inc.	1.4	5/18/2018	36,532	36,509
Shell International Finance BV	1.3	11/10/2017	5,000	5,002
Target Corporation	4.9	5/15/2018	5,000	5,141

	Rate %(6)	Final Maturity	Principal $	Fair Value $
Texas Instruments Inc.	1.0	5/1/2018	10,000	9,958
Toyota Motor Credit Corp.	1.3	10/5/2017	19,000	18,996
Toyota Motor Credit Corp.	1.4	1/10/2018	17,500	17,509
Toyota Motor Credit Corp.	1.5	1/12/2018	25,000	25,015
Toyota Motor Credit Corp.	1.2	4/6/2018	15,000	14,971
Visa Inc.	1.2	12/14/2017	48,832	48,808
Wal-Mart Stores Inc.	5.8	2/15/2018	22,000	22,583
Wal-Mart Stores Inc.	1.1	4/11/2018	10,000	9,979
Walt Disney Co.	1.1	12/1/2017	16,572	16,548
Total			1,559,390	1,566,391

Utility — 0.1%
Alabama Power Company	5.5	10/15/2017	9,640	9,741
Duke Energy Florida LLC	5.8	9/15/2017	11,611	11,709
Duke Energy Florida LLC	5.7	6/15/2018	1,250	1,298
Nevada Power Co.	6.5	5/15/2018	2,341	2,438
Public Service Electric and Gas Co.	5.3	5/1/2018	10,900	11,245
Wisconsin Electric Power Co.	1.7	6/15/2018	721	722
Total			36,463	37,153
Total Corporate Debt (Cost — $2,508,426)			2,483,146	2,492,407

	Rate %(6)	Final Maturity	Principal $	Fair Value $
Commercial Paper — 4.9%
ABN Amro Funding USA LLC	1.5	9/12/2017	14,000	13,959
Apple Inc.	1.0	9/5/2017	17,000	16,969
Apple Inc.	1.0	9/25/2017	8,000	7,980
Apple Inc.	1.1	10/16/2017	40,000	39,868
Apple Inc.	1.2	11/27/2017	30,000	29,855
BMW US Capital, LLC	1.0	8/14/2017	20,500	20,474
BNP Paribas	1.2	8/28/2017	30,000	29,942
BNP Paribas	1.2	9/28/2017	30,000	29,910
BNP Paribas	1.3	10/30/2017	30,000	29,870
Caisse Amortissement de la Dette Sociale	1.3	10/3/2017	30,000	29,896
Cargill, Inc	1.1	7/5/2017	35,000	34,996
Chevron Corporation	1.0	7/6/2017	34,000	33,995
Chevron Corporation	1.0	7/11/2017	35,000	34,990
Chevron Corporation	1.0	7/13/2017	17,000	16,994
Chevron Corporation	1.0	9/25/2017	10,000	9,975
Chevron Corporation	1.2	10/13/2017	40,000	39,865
Chevron Corporation	1.1	10/16/2017	20,000	19,935
Cooperatieve Rabobank U.A.	1.1	8/4/2017	25,000	24,975
Cooperatieve Rabobank U.A.	1.3	10/6/2017	36,000	35,876
Cooperatieve Rabobank U.A.	1.3	11/15/2017	30,000	29,856
Credit Suisse (USA), Inc.	1.4	10/23/2017	30,000	29,867
Credit Suisse (USA), Inc.	1.4	11/21/2017	30,000	29,832
Credit Suisse (USA), Inc.	1.5	12/8/2017	20,000	19,869
Danske Corporation	1.3	7/26/2017	30,000	29,972

	Rate %(6)	Final Maturity	Principal $	Fair Value $
Danske Corporation	1.1	8/1/2017	10,000	9,990
Danske Corporation	1.2	9/5/2017	10,000	9,978
Danske Corporation	1.2	9/7/2017	23,000	22,948
Danske Corporation	1.2	9/8/2017	30,000	29,930
Danske Corporation	1.3	10/30/2017	30,000	29,871
Danske Corporation	1.4	11/6/2017	30,000	29,857
Exxon Mobil Corp	1.1	7/7/2017	50,000	49,991
Exxon Mobil Corp	1.1	7/17/2017	50,000	49,977
Exxon Mobil Corp	1.1	8/28/2017	50,000	49,916
GE Capital Treasury Services (U.S.) LLC	1.1	10/5/2017	20,000	19,941
ING (U.S.) Funding LLC	1.3	7/17/2017	15,000	14,991
ING (U.S.) Funding LLC	1.4	8/2/2017	24,000	23,971
ING (U.S.) Funding LLC	1.4	8/3/2017	20,000	19,975
ING (U.S.) Funding LLC	1.2	9/5/2017	20,000	19,957
ING (U.S.) Funding LLC	1.3	10/13/2017	30,000	29,890
ING (U.S.) Funding LLC	1.4	12/8/2017	20,000	19,878
J.P. Morgan Securities LLC	1.2	8/2/2017	26,000	25,972
J.P. Morgan Securities LLC	1.3	8/7/2017	16,000	15,979
J.P. Morgan Securities LLC	1.5	3/9/2018	20,000	19,791
Johnson & Johnson	0.9	7/5/2017	45,000	44,995
Johnson & Johnson	1.1	8/14/2017	40,000	39,948
Johnson & Johnson	1.1	9/5/2017	40,000	39,921
Microsoft Corporation	1.1	9/5/2017	40,000	39,919
Microsoft Corporation	1.1	10/2/2017	15,000	14,957
Mizuho Bank, Ltd.	1.2	7/20/2017	8,000	7,995
Mizuho Bank, Ltd.	1.1	8/3/2017	30,000	29,969
Mizuho Bank, Ltd.	1.3	8/28/2017	30,000	29,937
Mizuho Bank, Ltd.	1.4	9/14/2017	25,000	24,929
Mizuho Bank, Ltd.	1.3	11/27/2017	25,000	24,862
Mizuho Bank, Ltd.	1.3	12/11/2017	25,000	24,856
Mizuho Bank, Ltd.	1.4	3/9/2018	30,000	29,717
Nestle Capital Corporation	1.0	11/6/2017	21,000	20,925
Nestle Capital Corporation	1.1	11/15/2017	23,000	22,906
Nestle Capital Corporation	1.1	11/29/2017	20,000	19,911
Nestle Capital Corporation	1.1	12/13/2017	30,000	29,850
Nestle Capital Corporation	1.1	1/8/2018	14,000	13,916
Pfizer Inc.	1.0	7/24/2017	15,000	14,990
Pfizer Inc.	1.0	8/7/2017	20,000	19,979
Pfizer Inc.	1.2	11/15/2017	40,000	39,820
Sumitomo Mitsui Trust Bank Ltd	1.3	7/17/2017	30,000	29,982
Sumitomo Mitsui Trust Bank Ltd	1.3	9/11/2017	28,000	27,927
Sumitomo Mitsui Trust Bank Ltd	1.3	10/10/2017	30,000	29,894
Sumitomo Mitsui Trust Bank Ltd	1.3	10/13/2017	25,000	24,909
Sumitomo Mitsui Trust Bank Ltd	1.4	11/24/2017	35,000	34,807
Sumitomo Mitsui Trust Bank Ltd	1.4	11/27/2017	25,000	24,859
The Bank of Nova Scotia	1.2	8/11/2017	20,000	19,973

	Rate %(6)	Final Maturity	Principal $	Fair Value $
The Bank of Nova Scotia	1.4	1/26/2018	30,000	29,763
The Coca-Cola Company	0.9	7/13/2017	20,000	19,994
The Coca-Cola Company	1.1	10/16/2017	15,000	14,951
The Coca-Cola Company	1.2	11/6/2017	35,000	34,856
The Coca-Cola Company	1.2	12/13/2017	6,000	5,967
The Coca-Cola Company	1.3	1/4/2018	39,765	39,507
The Coca-Cola Company	1.4	3/5/2018	25,000	24,770
The Coca-Cola Company	1.4	3/6/2018	30,000	29,721
Toronto Dominion Holdings (U.S.A.), Inc.	1.3	10/13/2017	25,000	24,908
Toronto Dominion Holdings (U.S.A.), Inc.	1.3	11/13/2017	30,000	29,852
Toronto Dominion Holdings (U.S.A.), Inc.	1.4	12/13/2017	30,000	29,813
Toronto Dominion Holdings (U.S.A.), Inc.	1.4	1/12/2018	30,000	29,777
Toronto Dominion Holdings (U.S.A.), Inc.	1.4	2/14/2018	25,000	24,784
Toyota Motor Credit Corporation	1.3	9/12/2017	10,000	9,974
Toyota Motor Credit Corporation	1.3	2/8/2018	25,000	24,798
Toyota Motor Credit Corporation	1.4	3/9/2018	30,000	29,718
Unilever Capital Corporation	1.1	7/13/2017	20,000	19,993
Wal-Mart Stores Inc.	1.0	7/5/2017	50,000	49,994
Wal-Mart Stores Inc.	1.0	7/6/2017	40,000	39,994
Wal-Mart Stores Inc.	1.1	7/7/2017	30,000	29,995
Wal-Mart Stores Inc.	1.1	7/24/2017	20,000	19,986
Total Commercial Paper (Cost — $2,416,757)			2,430,265	2,422,291

Certificates of Deposits — 3.7%
ASB Finance Limited	1.3	6/12/2018	50,000	50,000
Bank of Montreal	1.3	9/22/2017	75,000	75,000
Bank of Montreal	1.7	6/18/2018	11,000	10,993
BNP Paribas	1.5	8/25/2017	25,000	25,000
Canadian Imperial Bank of Commerce	1.3	8/2/2017	25,000	25,000
Canadian Imperial Bank of Commerce	1.6	10/6/2017	47,100	47,151
China Construction Bank Corporation	1.6	7/24/2017	41,000	41,000
Citibank, N.A.	1.2	10/5/2017	21,000	20,997
Cooperatieve Rabobank U.A.	1.3	8/1/2017	20,000	20,000
Cooperatieve Rabobank U.A.	1.7	10/2/2017	12,500	12,500
Cooperatieve Rabobank U.A.	—	11/7/2017	24,404	24,423
Cooperatieve Rabobank U.A.	1.3	5/8/2018	16,000	16,000
Credit Suisse Group AG	1.7	8/25/2017	26,000	26,016
Credit Suisse Group AG	1.4	10/16/2017	14,000	14,000
DZ Bank AG Deutsche Zentral-Genossenschaftsbank	1.3	10/20/2017	50,000	50,000
HSBC Bank USA	1.6	8/4/2017	18,000	18,000
ING (U.S.) Funding LLC	1.3	12/15/2017	50,000	50,000
KBC Bank	1.2	8/22/2017	25,000	25,000
Lloyds Bank PLC	1.7	12/12/2017	15,000	15,000
Lloyds Bank PLC	1.7	12/20/2017	25,000	25,000
Mitsubishi UFJ Trust & Banking Corp	1.5	8/23/2017	5,000	5,000
Mizuho Bank, Ltd.	1.3	7/13/2017	21,000	21,000
Mizuho Bank, Ltd.	1.7	10/19/2017	4,000	4,000

	Rate %(6)	Final Maturity	Principal $	Fair Value $
Mizuho Bank, Ltd.	1.7	12/8/2017	14,000	14,000
Mizuho Bank, Ltd.	1.4	12/21/2017	50,000	50,000
National Bank of Canada	1.5	3/21/2018	29,000	29,000
Natixis	1.7	11/1/2017	39,100	39,100
Natixis	1.5	5/8/2018	2,500	2,500
Nordea Bank AB	1.2	9/13/2017	50,000	49,999
Oversea-Chinese Banking Corporation Limited	1.2	9/13/2017	50,000	50,000
Oversea-Chinese Banking Corporation Limited	—	1/19/2018	48,000	48,000
Royal Bank of Canada	1.3	10/19/2017	22,500	22,500
Royal Bank of Canada	1.5	1/4/2018	3,000	3,000
Royal Bank of Canada	2.0	3/22/2018	13,000	13,000
Societe Generale	1.2	7/31/2017	50,000	50,000
Societe Generale	1.5	10/19/2017	6,950	6,950
Societe Generale	1.5	10/20/2017	14,800	14,800
Societe Generale	1.6	1/12/2018	15,000	15,000
Standard Chartered Bank	1.7	9/12/2017	27,930	27,930
Standard Chartered Bank	1.4	10/25/2017	4,000	4,000
Standard Chartered Bank	1.4	1/2/2018	48,000	48,000
State Street Bank and Trust Company	1.6	7/14/2017	15,000	15,000
Sumitomo Mitsui Banking Corporation	1.3	9/5/2017	15,000	15,000
Sumitomo Mitsui Banking Corporation	1.5	10/12/2017	30,000	30,000
Sumitomo Mitsui Banking Corporation	—	1/26/2018	30,000	30,000
Sumitomo Mitsui Trust Bank Ltd	1.5	7/20/2017	15,000	15,000
Sumitomo Mitsui Trust Bank Ltd	1.5	8/16/2017	49,150	49,170
Sumitomo Mitsui Trust Bank Ltd	1.7	10/27/2017	30,000	30,000
Sumitomo Mitsui Trust Bank Ltd	1.4	1/19/2018	48,000	48,000
Svenska Handelsbanken AB	1.4	8/1/2017	15,000	15,000
Svenska Handelsbanken AB	1.1	8/25/2017	45,000	44,993
Svenska Handelsbanken AB	1.7	12/7/2017	25,000	25,000
The Bank of Nova Scotia	1.5	7/12/2017	35,700	35,700
The Bank of Nova Scotia	1.3	4/18/2018	28,500	28,500
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	1.3	8/9/2017	50,000	50,003
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	1.6	10/13/2017	4,000	4,000
The Norinchukin Bank	1.4	7/26/2017	12,750	12,750
The Norinchukin Bank	1.4	7/27/2017	17,250	17,250
The Norinchukin Bank	1.3	8/9/2017	50,000	50,005
The Norinchukin Bank	1.3	9/5/2017	25,000	25,002
The Norinchukin Bank	1.2	9/20/2017	25,000	24,998
The Norinchukin Bank	1.6	10/13/2017	2,700	2,700
The Norinchukin Bank	1.4	10/13/2017	2,000	2,000
The Norinchukin Bank	1.6	1/31/2018	15,000	15,000
The Toronto-Dominion Bank	1.3	9/25/2017	35,000	35,000
The Toronto-Dominion Bank	1.5	11/22/2017	15,000	15,000
The Toronto-Dominion Bank	1.3	2/2/2018	15,000	15,000
UBS AG	1.5	9/20/2017	7,000	7,000
UBS AG	1.5	5/4/2018	33,000	33,000

	Rate %(6)	Final Maturity	Principal $	Fair Value $
Wells Fargo Bank, National Association	1.6	7/10/2017	10,000	10,000
Wells Fargo Bank, National Association	1.8	9/22/2017	10,000	10,000
Wells Fargo Bank, National Association	1.3	11/16/2017	5,000	5,000
Westpac Banking Corporation	1.2	7/14/2017	15,000	15,000
Westpac Banking Corporation	1.6	12/22/2017	11,000	11,000
Total Certificates of Deposits (Cost — $1,849,892)			1,849,834	1,849,930

Agency Bonds — 0.5%
Federal Farm Credit Banks Funding Corp.	0.9	6/20/2018	10,000	9,969
Federal Home Loan Banks	—	7/5/2017	70,000	69,996
Federal Home Loan Banks	—	7/10/2017	50,000	49,990
Federal Home Loan Banks	0.7	7/25/2017	30,000	29,993
Federal Home Loan Banks	1.4	3/9/2018	35,000	35,035
Federal Home Loan Banks	1.2	6/22/2018	20,000	19,970
Federal Home Loan Mortgage Corp.	1.1	1/12/2018	8,500	8,509
Federal Home Loan Mortgage Corp.	1.1	2/26/2018	15,000	14,972
Total Agency Bonds (Cost — $238,736)			238,500	238,434

US Government Debt — 0.6%
United States Treasury	0.9	8/15/2017	60,000	59,993
United States Treasury	1.9	9/30/2017	30,000	30,057
United States Treasury	1.9	10/31/2017	30,000	30,075
United States Treasury	0.8	4/30/2018	15,000	14,936
United States Treasury	—	7/6/2017	32,000	31,998
United States Treasury	2.4	5/31/2018	33,000	33,320
United States Treasury	0.9	5/31/2018	26,800	26,706
United States Treasury	0.6	9/30/2017	25,000	24,972
United States Treasury	0.6	11/30/2017	30,000	29,938
Total US Government Debt (Cost — $282,969)			281,800	281,995

Sovereign Government Debt — 0.1%
Asian Development Bank	0.8	7/28/2017	15,000	14,995
Asian Development Bank	1.2	6/18/2018	12,236	12,228
International Bank For Reconstruction And Develop	0.8	10/13/2017	12,500	12,500
Total Sovereign Government Debt (Cost — $39,736)			39,736	39,723

Total Short Term Fixed Income Securities (Cost — $7,336,542) — 15.2%			7,323,281	7,324,780
Long-Term
Corporate Debt — 1.5%
Financial — 0.8%
American Express Credit Corp.	1.8	7/31/2018	20,000	20,005
American Express Credit Corp.	1.8	7/31/2018	5,000	5,022
American Express Credit Corp.	2.1	3/18/2019	15,000	15,072
American Express Credit Corp.	1.5	5/3/2019	1,501	1,505
Bank of New York Mellon Corp.	2.1	1/15/2019	10,000	10,045
BB&T Corp.	1.7	5/10/2019	12,500	12,552
BB&T Corp.	1.6	1/15/2020	4,000	4,011
Berkshire Hathaway Finance Corp.	1.9	3/15/2019	5,102	5,152

	Rate %(6)	Final Maturity	Principal $	Fair Value $
Berkshire Hathaway Finance Corp.	1.5	1/10/2020	2,500	2,513
Berkshire Hathaway Inc.	1.3	8/6/2018	7,907	7,916
Berkshire Hathaway Inc.	1.2	8/15/2018	15,000	14,946
Citibank N.A.	1.4	11/9/2018	30,000	30,014
Citibank N.A.	2.0	3/20/2019	5,000	5,019
Citibank N.A.	1.6	3/20/2019	5,000	5,007
Fifth Third Bank	2.2	8/20/2018	13,000	13,055
Jackson National Life Global Funding	1.9	10/15/2018	15,989	16,018
Mass Mutual Global Funding II	2.1	8/2/2018	24,845	24,959
Metropolitan Life Global Funding I	1.4	9/14/2018	950	947
Metropolitan Life Global Funding I	1.6	9/14/2018	10,000	10,029
Metropolitan Life Global Funding I	2.0	12/3/2018	8,695	8,705
National Rural Utilities Coop Finance Corp.	10.4	11/1/2018	13,982	15,550
National Rural Utilities Coop Finance Corp.	1.7	2/8/2019	275	274
National Rural Utilities Coop Finance Corp.	1.4	4/5/2019	14,952	14,970
New York Life Funding	2.1	1/2/2019	15,000	15,073
New York Life Global Funding	1.3	7/6/2018	9,250	9,264
New York Life Global Funding	1.6	11/2/2018	37,655	37,591
New York Life Global Funding	1.4	4/9/2020	1,555	1,559
Pricoa Global Funding I	1.9	9/21/2018	16,263	16,290
Principal Life Global Funding II	2.3	10/15/2018	14,148	14,232
Principal Life Global Funding II	1.5	4/18/2019	3,870	3,834
Protective Life Global Funding	1.6	3/29/2019	10,000	10,011
Royal Bank of Canada	2.2	7/27/2018	10,000	10,063
Toronto Dominion Bank	2.6	9/10/2018	25,000	25,276
U.S. Bancorp	2.0	11/15/2018	10,000	10,052
USAA Capital Corp.	1.4	2/1/2019	2,520	2,524
Total			396,459	399,055

Industrial — 0.7%
3M Co.	1.4	8/7/2018	15,000	14,990
American Honda Finance Corp.	2.1	10/10/2018	20,000	20,129
American Honda Finance Corp.	1.5	11/19/2018	10,000	9,972
American Honda Finance Corp.	1.5	11/19/2018	11,172	11,202
Apple Inc.	2.0	2/22/2019	12,000	12,033
Apple Inc.	1.7	2/22/2019	7,000	7,088
Apple Inc.	1.4	2/7/2020	13,506	13,539
Apple Inc.	1.3	5/11/2020	7,000	6,994
Chevron Corp.	1.4	3/3/2020	12,000	12,028
Cisco Systems Inc.	1.5	9/20/2019	11,000	11,071
Daimler Finance North America LLC	2.0	8/3/2018	8,215	8,236
Home Depot Inc.	2.3	9/10/2018	3,400	3,428
Honeywell International, Inc.	1.5	10/30/2019	3,563	3,583
Intel Corp.	1.3	5/11/2020	11,000	11,001
John Deere Capital Corp.	1.6	7/13/2018	6,000	6,006
John Deere Capital Corp.	1.8	8/10/2018	431	432

		Rate %(6)	Final Maturity	Principal $	Fair Value $
John Deere Capital Corp.		1.7	10/15/2018	12,500	12,587
John Deere Capital Corp.		1.7	1/8/2019	7,394	7,398
John Deere Capital Corp.		1.5	3/13/2020	8,140	8,157
Johnson & Johnson		1.5	3/1/2019	2,339	2,349
Lowe's Companies Inc.		1.8	9/14/2018	1,940	1,953
Microsoft Corp.		1.3	11/3/2018	22,082	22,034
Oracle Corp.		2.4	1/15/2019	5,000	5,058
Paccar Inc.		1.8	8/14/2018	7,600	7,624
Pfizer Inc.		2.1	5/15/2019	8,000	8,072
Phillip Morris International Inc.		1.6	2/21/2019	30,000	29,907
Shell International Finance BV		1.9	8/10/2018	8,000	8,026
Siemens Financieringsmat		1.5	3/16/2020	15,000	15,036
Toyota Motor Credit Corp.		1.6	7/13/2018	20,000	20,109
Toyota Motor Credit Corp.		2.0	10/24/2018	6,000	6,026
Toyota Motor Credit Corp.		1.4	1/9/2019	13,731	13,789
Toyota Motor Credit Corp.		1.5	1/17/2019	5,359	5,420
Toyota Motor Credit Corp.		2.0	2/19/2019	2,000	2,006
Toyota Motor Credit Corp.		1.4	4/17/2020	12,000	12,027
Walt Disney Co.		1.5	1/8/2019	20,000	20,086
Total				358,372	359,396
Total Corporate Debt (Cost — $759,176)				754,831	758,451

Agency Bonds — 0.2%
Federal Home Loan Banks		0.6	8/7/2018	20,300	20,143
Federal Home Loan Mortgage Corp.		1.1	7/27/2018	20,000	19,940
Federal Home Loan Mortgage Corp.		1.4	1/25/2019	20,000	19,973
Federal National Mortgage Association		0.9	7/13/2018	20,000	19,923
Total Agency Bonds (Cost — $80,255)				80,300	79,979

Certificates of Deposits — 0.0%
Canadian Imperial Bank of Commerce		1.6	7/13/2018	3,000	2,998
Credit Agricole Corporate and Investment Bank		1.7	7/13/2018	6,910	6,910
Total Certificates of Deposits (Cost — $9,907)				9,910	9,908

US Government Debt — 0.1%
United States Treasury		0.8	10/31/2018	47,600	47,233
Total US Government Debt (Cost — $47,336)				47,600	47,233

Total Long-Term Fixed Income Securities (Cost — $895,727) — 1.8%				892,641	895,571

Call Options(8)	Counterparty	Strike Price $	Expiration	Notional Amount $	Fair Value $
Call Options — 0.4%
Altaba Inc.	JP Morgan	53.43	12/1/2018	383,381	54,544
Altaba Inc.	Goldman Sachs	53.43	12/1/2018	383,381	54,545
Altaba Inc.	Bank of America	53.43	12/1/2018	383,238	54,524
Altaba Inc.	Citibank	53.43	12/1/2018	143,750	20,452
Altaba Inc.	Morgan Stanley	53.43	12/1/2018	143,750	20,452
Total Call Options (Premiums Paid — $205,706)				1,437,500	204,517
Total Unaffiliated Investments (Cost — $9,514,326)				9,227,317	9,533,384

	Units	Fair Value $
Investment in Controlled Affiliates
Internet Software & Services
Excalibur IP, LLC (1)	3,599	665,000
Total Investment in Controlled Affiliates (Cost — $0) — 1.4%		665,000

Total Investments		73,158,943
Liabilities for Convertible Notes — (2.8)%		(1,334,506)
Other Liabilities/Other Assets — (48.7)%		(23,525,856)

Net Assets Applicable to Common Shares		$48,298,581

At June 30, 2017, the tax basis cost of the Fund’s investments was $10,556,401 and the unrealized appreciation and depreciation were $62,605,141 and ($2,599), respectively, with a net unrealized appreciation of $62,602,542.

(1)	Non-income producing securities.

(2)

The joint venture agreement related to Yahoo Japan contains certain provisions covering the sale of stock. Further, the Alibaba shares are currently in the form of ordinary shares and will require conversion to American Depository Shares. For a further description of these investments, see the Fund's Registration Statement on Form N-2.

(3)	A portion of this security is held as Class B shares and can all be converted to Class A shares.

(4)	Presented rate represents the Money Market Fund's average 7-day % yield.

(5)	Money Market Funds do not have a set maturity date.

(6)	Coupon rate %.

(7)	Rate presented is Yield as of June 30, 2017.

(8)	American-style options.

Written Warrants (1)(2)	Weighted Average Strike Price $	Expiration Date(1)	# of Contracts	Fair Value
Total Value of Written Warrants (Premiums received — $124,775)	$67.51	3/1/19 - 5/24/19	5	$(127,879)

(1)	European style warrants.

(2)

The warrants carry a weighted average strike price of $67.51 after giving effect to certain proposed adjustments by certain of the warrant counterparties; while we have utilized these proposed adjustments in estimating fair market value as of June 30, 2017, certain of the counterparties may pursue additional adjustments which would have the effect of changing the weighted average strike price and we reserve the right to challenge any past or future adjustments to the extent that we disagree with them.

See Notes to Consolidated Financial Statements.

ALTABA INC.

UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from June 16, 2017 (1) through June 30, 2017

(in thousands)

INVESTMENT INCOME
Interest income	$5,247

EXPENSES
Interest expense	2,912
General and administrative costs	1,203
Professional fees	1,080
Outside administrative fees	69
Other expenses	37

Total expenses	5,301

Net investment loss, before current and deferred taxes	(54)
Current and deferred income tax benefit	20

Net investment loss	$(34)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on:
Unaffiliated investments, before current and deferred taxes	$975
Current and deferred income tax expense	(354)

Net realized gain	621

Net change in unrealized appreciation:
Unaffiliated investments, before current and deferred taxes	16,676
Affiliated investments, before current and deferred taxes	2,375,692
Current and deferred income tax expense	(869,122)

Net change in unrealized appreciation:	$1,523,246

Net realized and unrealized gain on investments	1,523,867

Net increase in net assets resulting from operations	$1,523,833

(1)	Commencement of operations as an investment company.

See Notes to Consolidated Financial Statements.

ALTABA INC.

UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period from June 16, 2017 (1) through June 30, 2017

(in thousands)

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,523,833
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,357,583)
Proceeds from sale of long-term investments	992,304
Net proceeds from sale of money market investments	3,786,220
Net realized gain on investments	(975)
Net change in unrealized appreciation on investments	(2,392,368)
(Increase) decrease in:
Interest receivable	(3,800)
Other assets	(3,517)
Receivable for investment securities sold	37,030
Increase (decrease) in:
Convertible notes	2,912
Deferred and other long-term tax liabilities on unrealized appreciation	868,493
Deferred and other tax liabilities	959
Other liabilities	(27,032)

Net cash provided by operating activities	3,426,476

CASH FLOWS USED IN FINANCING ACTIVITIES
Issuance of common stock	5,810
Redemption of common stock	(3,432,186)

Net cash used in financing activities	(3,426,376)

NET CHANGE IN CASH	100
Cash at beginning of period	—

Cash at end of period	$100

(1)	Commencement of operations as an investment company.

See Notes to Consolidated Financial Statements.

ALTABA INC.

UNAUDITED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period from June 16, 2017(1) through June 30, 2017

(in thousands)

NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss, net of current and deferred taxes	$(34)
Net realized gain on investments, net of current and deferred taxes	621
Net change in unrealized appreciation on investments, net of current and deferred taxes	1,523,246

Net increase in net assets resulting from operations	$1,523,833

CAPITAL SHARE TRANSACTIONS:
Proceeds from issuance of common shares, net of offering costs	$5,810
Redemption of common shares	(3,432,186)

Net decrease in net assets from capital share transactions	$(3,426,376)

Net decrease in net assets	$(1,902,543)
NET ASSETS:
Beginning of period	50,201,124

End of period (including accumulated net investment loss of $34)	$48,298,581

(1)	Commencement of operations as an investment company.

See Notes to Consolidated Financial Statements.

ALTABA INC.

UNAUDITED FINANCIAL HIGHLIGHTS

	For the Period from June 16, 2017(a) through June 30, 2017
Net asset value — beginning of period	$52.33
Income from investment operations:
Net investment loss	(0.00	)(b)
Net realized and unrealized gain on investments	1.63

Total income from investment operations	1.63

Net asset value — end of period	$53.96

Per share market value — end of period	$54.48

Total return based on net asset value (c)	3.11%
Total return based on market value (c)	3.61%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$48,298,581
Ratio of expenses to average net assets including current and deferred income taxes (d)(e)	2.01%
Ratio of expenses to average net assets excluding current and deferred income taxes (d)(e)	0.26%
Ratio of net investment income including current and deferred income taxes to average net assets (d)(f)	0.00%
Ratio of net investment income excluding current and deferred income taxes to average net assets (d)(f)	0.00%
Portfolio turnover rate (g)	0.00%

Amounts in footnotes (e) and (f) are in thousands.

(a)	Commencement of operations as an investment company.

(b)	Amount is less than $0.00 per share.

(c)

Not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Total return based on market value does not reflect sales load.

(d)	All income and expenses are annualized, with the exception of current and deferred income taxes.

(e)	For the period from June 16, 2017 through June 30, 2017, the Fund accrued $869,456 in current and deferred income taxes.

(f)	For the period from June 16, 2017 through June 30, 2017, the Fund accrued $20 in current and deferred income tax benefit applicable to net investment income.

(g)	Not annualized.

See Notes to Consolidated Financial Statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the period from June 16, 2017 to June 30, 2017

(unaudited)

Note 1    Organization and Investment Objective

Organization

Altaba Inc. (“Altaba” or the “Fund”) is a publicly traded, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Fund’s common stock is listed on NASDAQ Global Select Market (“Nasdaq”) under the ticker symbol “AABA”.

On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon Communications Inc. On June 16, 2017 (the “Inception Date”), Yahoo changed its name to “Altaba Inc.” and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as an investment company under the 1940 Act.

Investment Objectives

The Fund seeks to track the combined investment return of the 383,565,416 ordinary shares (“Alibaba shares”), of Alibaba Group Holding Limited (“Alibaba”) and 2,025,923,000 shares of common stock (“Yahoo Japan shares”) of Yahoo Japan Corporation (“Yahoo Japan”) it owns.

The Fund currently intends to sell investments in certain additional companies (the “Minority Investments”) over time. The Fund also will seek to sell Excalibur IP, LLC (“Excalibur”), which owns a portfolio of patent assets (the “Excalibur IP Assets”). Excalibur is 100 percent owned by the Fund and the Excalibur IP Assets are valued as one unit of account.

The Fund intends to return substantially all of its cash to stockholders through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its obligations to creditors (including the holders of the 0.00% Convertible Senior Notes (“Convertible Notes”)) and operating expenses. The timing and method of any return of capital will be determined by the Board of Directors (the “Board”). The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

Until the Minority Investments, Excalibur (or the Excalibur IP assets), marketable securities, and any assets other than the Alibaba shares and Yahoo Japan shares are sold and until any cash is returned to investors, these assets may cause the Fund’s returns to deviate from its investment objective of tracking the combined investment return of the Alibaba shares and the Yahoo Japan shares.

Note 2    Consolidation

Approximately 24 percent of the Fund’s Alibaba shares are held directly by the Fund and approximately 76 percent are held indirectly through Altaba Holdings Hong Kong Limited (“Altaba HK”), a wholly-owned subsidiary of the Fund that engages in no other business or operations, and owns no other assets other than cash. As a wholly-owned subsidiary of the Fund, all assets, liabilities and expenses of Altaba HK subsidiary are consolidated in the financial statements of the Fund, and all significant intercompany balances and expenses have been eliminated in consolidation.

Note 3    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund Management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and valuations reflected in the consolidated financial statements may differ from the value the Fund ultimately realizes. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited consolidated financial statements. Actual amounts could differ from those estimates.

Securities Valuation

The Fund’s investments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following describes the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis.

•

Equity securities (common and preferred stock) — Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. The Fund holds securities traded or that may be exchanged for securities traded on NASDAQ, the NYSE, the Taiwan Stock Exchange, and the Tokyo Stock Exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Due to the large number of Alibaba shares and Yahoo Japan shares owned by the Fund, the price received by the Fund if it sells a large amount of such shares in a single transaction or in a short period of time may differ materially from the last reported sales price used to value the security on any given day. Preferred stock and other equities traded on inactive markets are categorized in Level 3.

•

Fixed income securities — The fair value of this investment class is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer and credit default swap spreads. Although most corporate debt securities, commercial paper and bank certificates of deposit are priced based on transaction prices, quotations, or similar observable inputs, they are categorized in Level 2. U.S. government securities are valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

•	Money market funds are valued at their respective publicly available net asset value. Money market funds are categorized in Level 1.

•

Excalibur IP Assets — The Excalibur IP Assets consist of a portfolio of patent assets that are substantially concentrated in the following categories: search/information retrieval; online advertising; cloud computing; network infrastructures; communication technologies; data center cooling; machine learning; mobile; user interface; and e-commerce. The fair value of the Excalibur IP Assets are estimated using a combination of a market approach based on strength adjusted implied value per asset worldwide, a separate market approach based on strength adjusted implied value per expected US patent, and a discounted cash flows based income approach, giving equal weighting to each. This combination is deemed to be the most indicative of the Excalibur IP Assets’ estimated fair value in an orderly transaction between market participants. Under the market approach, the Fund utilizes comparable public market transaction information to determine a price per patent that is used to value the patent portfolio. Under the income approach, the Fund determines fair value based on estimated future cash flows of the patent portfolio discounted by an estimated weighted-average cost of capital, reflecting the overall level of inherent risk of the patent portfolio and the rate of return a market participant would expect to earn. The Fund determines the cash flow projections for the patent portfolio using a forecast of cash flows over the expected life of the patent portfolio. The forecast and related assumptions were derived from market reports and publicly available market information. Due to the inherent uncertainty of valuing patent assets for which there is no active market and that are not licensed, estimated fair value may differ materially from amounts realized by the Fund upon sale. Excalibur IP Assets are categorized in Level 3.

•

Note Hedges and Related Written Warrants are valued using the Black-Scholes model using assumptions for the expected dividend yield, risk-free interest rate, volatility and expected life. The note hedges and related written warrants are categorized in Level 3.

•	Warrants are valued using the Black-Scholes model using assumptions for the expected dividend yield, risk-free interest rate, volatility and expected life. The warrants are categorized in Level 3.

•

Private Placement Investments — A market approach is used for valuing this investment class. Under the market approach, the Fund utilizes information from management along with publicly-traded comparable market transaction information to determine a price per share. These private placement investments are categorized in Level 3.

The Board has adopted methods for valuing securities, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the fair valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to change the valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Federal Income Taxes

The Fund will not be eligible to be treated as a “regulated investment company” under the Internal Revenue Code (the “Code”) as a result of the Fund’s concentrated ownership of Alibaba shares. Instead, the Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Foreign Currency

Foreign-denominated assets, including investment securities, have been translated into U.S. dollars at the exchange rates on June 30, 2017. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies have been translated into U.S. dollars at the exchange rate on the trade date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Industry Concentration

The Fund’s investment in the Alibaba shares and the Yahoo Japan shares will cause it to concentrate its investments in securities issued by companies in the online services and e-commerce industry. The 1940 Act requires the Fund to obtain stockholder approval to invest less than 25 percent of its total assets in companies in the online services and e-commerce industry. The Fund has no current intention of investing less than 25 percent of its total assets in companies in the online services and e-commerce industry.

Convertible Senior Notes

The Convertible Notes are carried at their original issuance value, net of unamortized debt discount, and are not marked to market each period. The Convertible Notes have a maturity date of December 1, 2018 and a conversion price of $53.43. The estimated fair value of the Convertible Notes on June 30, 2017 was approximately $1.3 billion. The estimated fair value of the Convertible Notes was determined on the basis of quoted market prices observable in the market, interest rate spreads, and time to maturity.

Other

The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Realized gains and losses from security transactions are based on the identified costs of the equity securities and using the specific identification method for fixed income securities.

Fund expenses are accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

Note 4    Fair Value Measurements

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund intends to recognize transfers between Level 1, Level 2, and Level 3 as of the beginning of the reporting period.

The following table reflects the valuation level used in the Schedule of Investments as of June 30, 2017 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated investments (1)	$62,914,859	$—	$45,700	$62,960,559
Unaffiliated investments
Common shares	40,915	40,915	185	82,015
Preferred shares	—	—	15,106	15,106
Money Market Funds	1,011,395	—	—	1,011,395
Fixed Income Securities
Corporate Debt	—	3,250,858	—	3,250,858
Commercial Paper	—	2,422,291	—	2,422,291
Certificates of Deposits	—	1,859,838	—	1,859,838
Agency Bonds	—	318,413	—	318,413
US Government Debt	—	329,228	—	329,228
Sovereign Government Debt	—	39,723	—	39,723
Call Options	—	—	204,517	204,517
Investment in controlled affiliate
Excalibur (2)	—	—	665,000	665,000

Financial Assets at Fair Value	63,967,169	8,261,266	930,508	73,158,943
Derivative Instruments
Written Warrants	—	—	(127,879)	(127,879)

Total Financial Assets and Liabilities at Fair Value	$63,967,169	$8,261,266	$802,629	$73,031,064

(1)	Level 3 affiliated investments includes common and preferred stock warrants.

(2)	Excalibur assets relates to the Fund’s patent portfolio. The Patents are valued based on market inputs and periodic valuation reports conducted by an advisory firm which specialize in such activities.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Affiliated Investments	Unaffiliated Investments	Call Options	Investments in Controlled Affiliates	Written Warrants
Opening Balance	$787,440	$44,546	$15,291	$179,337	$665,000	$(116,734)
Purchases	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	15,189	1,154	—	25,180	—	(11,145)
Transfers out of Level 3	—	—	—	—	—	—

Balance as of June 30, 2017	$802,629	$45,700	$15,291	$204,517	$665,000	$(127,879)

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2017, which were valued using significant unobservable inputs (Level 3) amounted to $15,189.

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities. The fair value for Altaba’s Level 3 financial assets were obtained using a variety of techniques including a Black-Scholes model, market approaches, and income approaches.

The balance for the Fund’s assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2017 was $802.6 million.

Type of investment	Fair Value at June 30, 2017 (in thousands)	Valuation Technique	Unobservable Inputs	Range
Common/Preferred Shares	$15,291	Market approach	Sales multiple	5.79x
Excalibur IP Assets	$665,000	Market approach	Number of assets plus applications pending	3,599
			Comparable market transactions (per patent in thousands)	$224 - $426
		Income approach	Discount rate	14.00%
Call Options	$204,517	Black Scholes Model	Market volatility	25.02%
Hortonworks Warrants	$45,700	Black Scholes Model	Expected dividend yield Risk-free interest rate Market Volatility Expected life (in years)	0.00% 2.05% 54.52% 3.00 - 5.95
Written Warrants	$(127,879)	Black Scholes Model	Market volatility	28.5% - 29.7%

Hortonworks

The Fund holds warrants that vested upon the initial public offering of Hortonworks, which entitles the Fund to purchase an aggregate of 3.75 million shares of Hortonworks common stock upon exercise of the warrants. Altaba holds 6.50 million preferred warrants that are exercisable for 3.25 million shares of common stock at an exercise price of $0.01 per share, as well as 0.5 million common warrants that are exercisable for 0.5 million shares of common stock at an exercise price of $8.46 per share. These warrants had a fair value of $45.7 million as of June 30, 2017.

Convertible Senior Notes

In 2013, Altaba issued $1.4375 billion aggregate principal amount of 0.00% Convertible Senior Notes due in 2018. The Convertible Notes are carried at their original issuance value, net of unamortized debt discount, and are not marked to market each period. The approximate estimated fair value of the Convertible Notes as of June 30, 2017 was $1.3 billion. The estimated fair value of the Convertible Notes was determined on the basis of interpolated market prices. See Note 6 —“Convertible Senior Notes” for additional information related to the Convertible Notes.

Note 5    Quantitative Disclosure of Derivative Holdings

The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for on the Fund’s financial positions. The Fund entered into several transactions to hedge the impact of dilution from potential exercise of the convertible notes. In conjunction with the hedge transactions, the Fund sold written warrants to reduce the overall cost of the hedge. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2017:

Asset Derivatives	Statement of Assets and Liabilities Location	Call Spread
Call Options	Unaffiliated investments, at value	$204,517

Asset Liability	Statement of Assets and Liabilities Location	Call Spread
Written Warrants	Written Warrants	$(127,879)

Note 6    Convertible Senior Notes

0.00% Convertible Senior Notes

As of June 30, 2017, Altaba had $1.4 billion in principal amount of Convertible Notes outstanding. In 2013, the Convertible Notes were sold to the initial purchasers for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

In connection with the issuance of the Convertible Notes, Altaba entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee. Under the Indenture, the Convertible Notes are senior unsecured obligations of Altaba, the Convertible Notes do not bear regular interest, and the principal amount of the Convertible Notes was issued at par value. The Convertible Notes mature on December 1, 2018, unless previously purchased or converted in accordance with their terms prior to such date. Altaba may not redeem the Convertible Notes prior to maturity. However, holders of the Convertible Notes may convert them at certain times and upon the occurrence of certain events in the future, as outlined in the indenture governing the Convertible Notes. Holders of the Convertible Notes who convert in connection with a “make-whole fundamental change,” as defined in the Indenture, may require Altaba to purchase for cash all or any portion of their Convertible Notes at a purchase price equal to 100 percent of the principal amount, plus accrued and unpaid special interest as defined in the Indenture, if any. The Convertible Notes are convertible, subject to certain conditions, into shares of Altaba common stock at an initial conversion rate of 18.7161 shares per $1,000 principal amount of Convertible Notes (which is equivalent to an initial conversion price of approximately $53.43 per share), subject to adjustment upon the occurrence of certain events. Certain corporate events described in the Indenture may increase the conversion rate for holders who elect to convert their Convertible Notes in connection with such corporate event should they occur. Upon conversion of the Convertible Notes, holders will receive cash, shares of Altaba’s common stock, or a combination thereof, at Altaba’s election. If converted, Altaba’s intent would be to settle the principle amount and any conversion value in excess of the principal amount in cash, although there is no guarantee it would do so and it retains the right to settle in cash, shares or a combination thereof. As of June 30, 2017, none of the conditions allowing holders of the Convertible Notes to convert had been met.

In accounting for the issuance of the Convertible Notes, Altaba separated the Convertible Notes into liability and equity components. The carrying amount of the liability component was calculated by measuring the estimated fair value of a similar liability that does not have an associated convertible feature. The carrying amount of the equity component representing the conversion option was determined by deducting the fair value of the liability component from the face value of the Convertible Notes as a whole. The excess of the principal amount of the liability component over its carrying amount (“debt discount”) is amortized to interest expense over the term of the Convertible Notes using the effective interest method with an effective interest rate of 5.26 percent per annum. The equity component is not remeasured as long as it continues to meet the conditions for equity classification.

In accounting for the transaction costs related to the Note issuance, Altaba allocated the total amount incurred to the liability and equity components based on their relative values. Issuance costs attributable to the $1.4 billion liability component are being amortized to expense over the term of the Convertible Notes, and issuance costs attributable to the $306 million equity component were also included within the equity component. The net asset value includes a $0.12 impact from the Convertible Notes. Additionally, Altaba recorded a deferred tax liability of $37 million related to the debt discount.

The Convertible Notes consist of the following (in thousands):

As of June 30, 2017
Liability component:
Principal	$1,437,500
Less: note discount	(102,994)

Net carrying amount	$1,334,506

Equity component (*)	$305,569

(*)	Included in paid-in capital.

The estimated fair value of the Convertible Notes, which was determined based on inputs that are observable in the market (Level 2), and the carrying value of debt instruments (the carrying value excludes the equity component of the Convertible Notes classified in equity) were as follows (in thousands):

	As of June 30, 2017
	Fair Value	Carrying Value
Convertible senior notes	$1,343,238	$1,334,506

Note Hedges and Related Written Warrants

Altaba entered into note hedge transactions with certain option counterparties (the “Counterparties”) to reduce the potential dilution with respect to Altaba’s common stock upon conversion of the Convertible Notes or to offset any cash payment Altaba is required to make in excess of the principal amount of converted Convertible Notes. Separately, Altaba also entered into privately negotiated written warrant transactions with the Counterparties giving them the right to purchase common stock from Altaba. The written warrant transactions could separately have a dilutive effect with respect to Altaba’s common stock to the extent that the market price per share of its common stock exceeds the strike price of the written warrants. The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, including the announcement of the Stock Purchase Agreement, pursuant to which Altaba (then known as Yahoo! Inc.) sold its operating business to Verizon Communications, Inc., if the event results in a material change to the trading price of Altaba’s common stock or the value of the written warrants. To date, four Counterparties have given Altaba notices of adjustments reducing their written warrant exercise prices. The written warrants begin to expire in March 2019.

Note 7    Commitments and Contingencies

Lease Commitments

The Fund has entered into lease agreements for office locations. These office locations have lease periods which expire between 2022 and 2024. Set forth below is a summary of gross lease commitments:

Gross Operating Lease Commitments
Years ending December 31,
2017	$339
2018	824
2019	837
2020	851
2021	865
Due after 5 years	1,651

Total gross lease commitments	$5,367

Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 7, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 7; (ii) determined that an unfavorable outcome is probable or reasonably possible; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, the legal proceedings remain in the early stages, alleged damages have not been specified, there is uncertainty as to the likelihood of a class or classes being certified or the ultimate size of any class if certified, and there are significant factual and legal issues to be resolved. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiaries, directors, or officers in these matters, the Fund may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert’s analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.”

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK; (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895; (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; and (7) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa

District Court Case No. 61020-09-16. Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Fund’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief.

In addition, as described below, putative stockholder class actions have been filed against the Fund and certain current officers of the Fund on behalf of persons who purchased or otherwise acquired the Fund’s stock between April 30, 2013 and December 14, 2016, an additional putative class action was filed against certain former directors and officers of the Fund on behalf of stockholders of the Fund, and six stockholder derivative actions have been filed purportedly on behalf of the Fund against its former directors and officers, each asserting claims related to the Security Incidents.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief.

In addition, the Fund is cooperating with federal, state, and foreign governmental officials and agencies seeking information and/or documents about the Security Incidents and related matters, including the U.S. Federal Trade Commission, the U.S. Securities and Exchange Commission, a number of State Attorneys General and the U.S. Attorney’s office for the Southern District of New York.

Following the consummation of the Sale Transaction, pursuant to the Reorganization Agreement, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

Other Legal Contingencies

Stockholder and Securities Matters. On April 22, 2015, a stockholder action captioned Cathy Buch v. David Filo, et al., C.A. No. 10933-VCL, was filed in the Delaware Court of Chancery against the Fund and certain of its then-current and former directors. The complaint asserts both derivative claims, purportedly on behalf of the Fund, and class action claims, purportedly on behalf of the plaintiff and all similarly situated stockholders, relating to the termination of, and severance payments made to, the Fund’s former chief operating officer, Henrique de Castro. The plaintiff claims that certain former board members allegedly violated or acquiesced in the violation of the Fund’s Bylaws when Mr. de Castro was terminated without cause, and breached fiduciary duties by allowing the Fund to make allegedly false and misleading statements regarding the value of his severance. The plaintiff has also asserted claims against Mr. de Castro. The plaintiff seeks to have the full Board reassess the propriety of terminating Mr. de Castro without cause, potentially leading to disgorgement in favor of the Fund of the severance paid to Mr. de Castro, an equitable accounting, monetary damages, declaratory relief, injunctive relief, and an award of attorneys’ fees and costs. The Fund and the individual defendants filed a motion to dismiss the action, which the Court denied in part and granted in part on July 27, 2016. On April 5, 2017, the Court denied the Fund’s motion for partial judgment on the pleadings. On May 19, 2017, a motion to dismiss the plaintiff’s derivative claims was filed by a Special Litigation Committee that was formed by the Fund’s board of directors. On August 8, 2017, the Court approved the parties’ joint stipulation seeking Court approval to dismiss plaintiff’s claims with prejudice. The Fund agreed to pay a mootness fee to plaintiff’s counsel in the amount of $2,385,000 and is included in other liabilities on the consolidated statement of assets and liabilities.

On January 27, 2016, a stockholder action captioned UCFW Local 1500 Pension Fund v. Marissa Mayer, et al., 3:16-cv-00478-RS, was filed in the U.S. District Court for the Northern District of California against the Fund, and certain then-current and former officers and directors of the Fund. On April 29, 2016, the plaintiff filed an amended complaint. The amended complaint asserts derivative claims, purportedly on behalf of the Fund, for violations of the 1940 Act, breach of fiduciary duty, unjust enrichment, violations of Delaware General Corporation Law Section 124, and violations of California Business & Professions Code Section 17200. The amended complaint seeks to rescind the Fund’s employment contracts with the individual defendants because those defendants allegedly caused the Fund to illegally operate as an unregistered investment company. The plaintiff seeks disgorgement in favor of the Fund, rescission, and an award of attorneys’ fees and costs. In addition, the amended complaint asserts a direct claim against the Fund for alleged violation of Delaware General Corporation Law Section 124(1), based on the allegation that the Fund has illegally operated as an unregistered investment company. Pursuant to this claim, the plaintiff seeks injunctive relief preventing the Fund from entering into any future contracts, including any contracts to sell its assets. On October 19, 2016, the District Court dismissed the amended complaint, with leave to amend. On November 18, 2016, the plaintiff filed a second amended complaint seeking substantially the same relief as it did in the amended complaint. On February 10, 2017, the District Court dismissed the second amended complaint with prejudice. On March 10, 2017, the plaintiff filed a notice of appeal, which has been docketed in the United States Court of Appeals for the Ninth Circuit as Case No. 17-15435.

In January 2017, a stockholder action captioned Madrack v. Yahoo! Inc., et al., Case No. 5:17-cv-00373-LHK, was filed in the U.S. District Court for the Northern District of California against the Fund and certain of its former officers. In March 2017, a similar stockholder action captioned Talukder v. Yahoo! Inc., et al., was filed in the U.S. District Court for the Northern District of California. In April 2017, the Court consolidated the two cases. In June, the plaintiffs filed a first amended complaint purporting to represent a class of investors who purchased or otherwise acquired the Fund’s stock between April 30, 2013 and December 14, 2016. The complaint asserts claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder. The complaint alleges that the Fund’s public disclosures about its business, operations, and compliance policies were materially misleading in light of the Security Incidents discussed under “Security Incidents Contingencies” above. The complaint seeks class certification, damages, interest, and an award of attorneys’ fees and costs. On July 28, the Fund and the former Yahoo officers named as defendants moved to dismiss plaintiffs’ first amended complaint.

In February 2017, stockholder derivative actions captioned Summer v. Marissa Mayer, et al, Case No. 5:17-cv-00787, and Bowser v. Marissa Mayer, et al. , Case No. 5:17-cv-00810, were filed in the U.S. District Court for the Northern District of California purportedly on behalf of the Fund against certain of its then-current and former directors and officers. The complaints allege that defendants failed to disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaints assert derivative claims, purportedly on behalf of the Fund, for breach of fiduciary duty, unjust enrichment, and violations of Sections 14(a) and 20(a) of the Exchange Act. The complaints seek unspecified damages, disgorgement of profits and compensation obtained by the defendants, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. In May 2017, the Court consolidated the two cases, and on July 6, 2017, plaintiffs filed a consolidated stockholder derivative complaint asserting the same claims, as well as claims of insider trading, purportedly on behalf of Yahoo, against certain defendants under California Corporations Code sections 25402 and 25403.

In March 2017, a stockholder derivative and class action captioned Spain v. Marissa Mayer, et al., Case No. 17CV207054, was filed in the Superior Court of California for the County of Santa Clara. In May, the plaintiff filed an amended complaint. The complaint asserts claims for breach of fiduciary duty, purportedly on behalf of the Fund, against certain of the Fund’s then-current and former directors and officers. The complaint alleges that defendants failed to prevent and disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaint also asserts claims of insider trading, purportedly on behalf of the Fund, against certain defendants under California Corporations Code sections 25402 and 25403. The complaint also asserts direct claims, purportedly on behalf of then-current the Fund stockholders, against the individual defendants for breach of fiduciary duty relating to disclosures in the proxy statement relating to the Sale Transaction concerning the negotiation and approval of the Stock Purchase Agreement and against Verizon for aiding and abetting the individual defendants’ alleged breach of fiduciary duty. The complaint seeks class certification, unspecified damages, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. Multiple shareholder plaintiffs have filed stockholder derivative actions making similar claims, including: The LR Trust, et al. v. Marissa Mayer, et al., Case No. 17CV306525 (Cal. Sup. Ct.); Plumbers and Pipefitters National Pension Fund v. Marissa Mayer, et al., Case No. 17CV310992 (Cal. Sup. Ct.). On July 10, 2017, the Court issued an order consolidating these actions with the Spain action, and on August 3, 2017, the plaintiffs filed a consolidated complaint. A similar stockholder derivative action has also been filed in the Delaware Court of Chancery, captioned Oklahoma Firefighters Pension and Retirement System v. Eric Brandt, et al., Case No. 2017-0133-SG. In May, the Court issued an order staying this action in favor of the Spain action pending in California Superior Court for the County of Santa Clara.

Note 8    Income Taxes

The Fund is not eligible to be treated as a “regulated investment company” under the Code as a result of the Fund’s concentrated ownership of Alibaba shares. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities as of June 30, 2017 are as follows (in thousands):

Deferred income tax assets:
Net operating loss & tax credits carryforwards	$75,210
Capital loss carryforward	139,660
Other deferred tax assets	417,730

Total deferred tax assets	632,600
Deferred income tax liabilities
Unrealized investment gains	(22,922,332)
Other deferred tax liabilities	(75,275)

Deferred income tax liabilities	(22,997,607)

Net deferred income tax assets	$(22,365,007)

At June 30, 2017, the Fund’s federal and California net operating loss carryforwards for income tax purposes were approximately $132 million and $72 million, respectively. The federal and California net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax law. If not utilized, the federal and California net operating loss carryforwards will begin to expire in 2021. The Fund’s state research tax credit carryforward for income tax purposes is approximately $184 million and it can be carried forward indefinitely.

The Fund has a capital loss carryforward as of June 30, 2017 of $370 million. Capital losses may be carried forward for 5 years and, accordingly, will begin to expire December 31, 2022.

Pursuant to the Reorganization Agreement, Altaba is obligated to indemnify Yahoo Holdings, Inc. for future utilization of certain deferred tax assets. Altaba has therefore recorded an indemnification liability to Yahoo Holdings, Inc. of $369 million in the consolidated statement of assets and liabilities.

The provision for income taxes is composed of the following:

Current
United States federal	$263
State	1,504

Total current provision for income taxes	$1,767
Deferred
United States federal	$812,967
State	54,722

Total deferred provision for income taxes	867,689

Total provision for income taxes	$869,456

The income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period from June 16, 2017 through June 30, 2017 were as follows (in thousands):

Income tax at the U.S. federal statutory rate of 35 percent	$837,651	35.00%
State income taxes, net of federal benefit	36,551	1.53%
Other	(4,746)	-0.20%

Provision for income taxes	$869,456	36.33%

The total amount of gross unrecognized tax benefits was $1.06 billion as of June 30, 2017 of which up to $0.6 billion would affect Altaba’s effective tax rate if realized.

June 30, 2017
Unrecognized tax benefits balance at Inception Date	$1,062,507
Gross increase for tax positions of prior years	—
Gross decrease for tax positions of prior years	—
Gross increase for tax positions of current year	—
Settlements	—
Lapse of statute of limitations	—

Unrecognized tax benefits balance at June 30, 2017	$1,062,507

The balances are recorded on the Fund’s consolidated statement of assets and liabilities as follows (in thousands):

June 30, 2017
Total unrecognized tax benefits balance	$1,062,507
Amounts netted against related deferred tax assets	(197,592)

Unrecognized tax benefits recorded on the consolidated statement of assets and liabilities	$864,915

As primary obligor, Altaba is generally responsible for all United States federal, state and local uncertain tax benefits through the date of the Sale Transaction and, as such, the uncertain tax benefits are recorded in other liabilities in the consolidated statement of assets and liabilities. Pursuant to the Reorganization Agreement, Yahoo Holdings, Inc. is obligated to indemnify the Fund for certain pre-acquisition tax liabilities. The Fund has therefore recorded an indemnification asset from Yahoo Holdings, Inc. of $421 million in other assets in the consolidated statement of assets and liabilities.

Altaba recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The amount of accrued interest and penalties recorded on the consolidated statement of assets and liabilities as of June 30, 2017 was approximately $197 million of which $32 million is indemnified by Yahoo Holdings, Inc. pursuant to the Reorganization Agreement, whereby Yahoo Holdings, Inc. is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

The Fund is in various stages of examination and appeal in connection with its taxes both in U.S. federal, state and local jurisdictions. These audits generally span tax years 2005 through 2015. As of the Inception Date, the Fund’s 2011 through 2015 U.S. federal income tax returns are currently under examination. The Fund has appealed the proposed California Franchise Tax Board’s adjustments to the 2005 through 2008 returns, but no conclusions have been reached to date. The Fund’s 2009 through 2010 California tax returns are currently under examination. The Fund’s 2011 through 2015 tax years remain subject to examination by the California Franchise Tax Board for California tax purposes. While it is difficult to determine when the examinations will be settled or their final outcomes, certain audits in various jurisdictions are expected to be resolved in the foreseeable future. The Fund believes that it has adequately provided for any reasonably foreseeable adverse adjustment to its tax returns and that any settlement will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Note 9    Agreements and Related Party Transactions

Advisory Agreements

BlackRock Advisors LLC and Morgan Stanley Smith Barney LLC each manages approximately half of the Fund’s portfolio of marketable debt securities.

Administration & Accounting

U.S. Bancorp Fund Services, LLC provides the Fund with fund administration and fund accounting services.

Custodian

U.S. Bank, N.A. provides the fund with custody of Fund assets.

Transfer Agent

Computershare Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Yahoo Japan

The Fund has historically received an annual dividend from its investment in Yahoo Japan. As of June 30, 2017, there were no dividends receivable recorded on the consolidated statement of assets and liabilities.

Note 10    Purchases and Sales of Securities

Purchases and sales of securities, excluding money market funds, for the period from June 16, 2017 to June 30, 2017, totaled $1,357,583 and $992,304, respectively.

Note 11    Capital Share Transactions

As of June 30, 2017, there were 5,000,000,000 shares of $0.001 par value common stock authorized, 912,260,916 shares issued and 895,115,453 shares outstanding and 17,148,693 shares of treasury stock. During the period from June 16, 2017 to June 30, 2017, the Fund issued 403,332 shares related to option exercises and restricted stock unit releases and repurchased 64,514,767 shares of its common stock at a price of $53.20 per share for an aggregate purchase price of approximately $3.4 billion, pursuant to a self-tender offer that expired on June 16, 2017. The Fund may purchase shares of its common stock from time to time in accordance with parameters set by the Board, at such prices and amounts as management may deem appropriate.

Note 12    Distributions

The Fund currently intends to return substantially all of its cash to stockholders over time through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its obligations to creditors and for operating expenses. The timing and method of any return of capital will be determined by the Board. Stock repurchases will take place in the open market, including under Rule 10b5-1 plans or tender offers. The Fund currently anticipates that the amount of cash to be retained by the Fund will be at least $1.4 billion, which currently is the minimum amount necessary to satisfy the Fund’s obligations under the Convertible Notes. However, the Fund’s obligations to creditors and working capital requirements may vary over time and may be materially greater than such amount, depending upon, among other factors, the cost of cash-settling any conversion obligations under the Convertible Senior Notes, the Fund’s potential obligations with respect to the other liabilities, and whether the income from the Fund’s investments is sufficient to cover its expenses.

Note 13    Principal Risks

Risks related to an investment in the Fund include but are not limited to the following:

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares, and may be materially and adversely affected by economic conditions in the PRC.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares.

Alibaba is an online and mobile commerce company. As of the June 30, 2017, the Fund’s Alibaba shares represented approximately 74.0% of the Fund’s total assets. The Alibaba shares are a significant portion of the Fund’s assets. The Fund currently intends to continue to hold a substantial portion of its total assets in the form of Alibaba shares. As a result, the market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares, which in turn will be affected by Alibaba’s business, management, results of operations, and financial condition.

The trading price of Alibaba shares has been and is likely to continue to be volatile, which could result in substantial losses to the Fund. For example, the high and low sale prices of Alibaba ADS between December 31, 2016 and June 30, 2017 were $143.95 and $88.60, respectively.

In addition to market and industry factors, the price and trading volume for the Alibaba shares may be highly volatile for specific business reasons, including: (i) variations in Alibaba’s results of operations; (ii) announcements about Alibaba’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Alibaba or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures, or capital commitments; (vi) press reports, whether or not true, about Alibaba’s business; (vii) regulatory allegations or actions or negative reports or publicity against Alibaba, regardless of their veracity or materiality to Alibaba; (viii) changes in pricing made by Alibaba or its competitors; (ix) conditions in the online retail market; (x) additions to or departures of Alibaba management; (xi) fluctuations of exchange rates between the Renminbi and the U.S. dollar; (xii) release or expiry of any transfer restrictions on outstanding Alibaba shares; (xiii) sales or perceived potential sales or other disposition of existing or additional Alibaba shares or other equity or equity-linked securities, including by Alibaba’s principal shareholders, directors, officers, and other affiliates; (xiv) the creation of vehicles that hold Alibaba shares; (xv) actual or perceived general economic and business conditions and trends in the PRC and globally; and (xvi) changes or developments in the PRC or global regulatory environment. Any of these factors may result in large and sudden changes in the volume and trading price of Alibaba shares.

Alibaba files with the SEC reports containing financial and other material information about its business and risks relating to its business. You are encouraged to review the information set forth in Alibaba’s registration statements on Form F-1 and Form F-4 and annual reports on Form 20-F for additional information about Alibaba’s business, management, results of operations, financial condition, and risks. You should also review Alibaba’s press releases and reports filed with the SEC on Form 6-K. This information may be obtained at the SEC’s website at:

https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001577552&owner=exclude&count=40

You should review information filed by Alibaba with the SEC because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of the Alibaba shares. All information with respect to Alibaba in this registration statement is derived from Alibaba’s public filings with the SEC. Such information is provided for informational purposes only and the Fund makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan shares and the Yen/USD foreign exchange rate, and may be materially and adversely affected by economic conditions in Japan.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan shares. The equity valuation of the Fund’s investment in Yahoo Japan and the dividends the Fund receives from Yahoo Japan may be impacted due to fluctuations in the Yen/USD foreign exchange rate. The Japanese yen has shown volatility in the past and may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

Yahoo Japan provides a wide range of online services to Internet users in Japan, from search and information listing to community and e-commerce. As of June 30, 2017, the Fund’s Yahoo Japan shares would have represented approximately 12.0 percent of the value of the Fund’s total assets based on the Yen/USD foreign exchange rate on such date. The Yahoo Japan shares are a significant portion of the Fund’s assets. The Fund currently intends to continue to invest a substantial portion of its total assets in the Yahoo Japan shares. As a result, the market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan shares, which in turn will be affected by Yahoo Japan’s business, management, results of operations, and financial condition. You are encouraged to review the risk factors affecting the businesses and operations of Yahoo Japan available on the Yahoo Japan Website at http://ir.yahoo.co.jp/en/policy/risk.html.

The trading price of Yahoo Japan shares can be volatile, which could result in substantial losses to the Fund. For example, the high and low sale prices of Yahoo Japan shares between December 31, 2016 and June 30, 2017 were ¥556 and ¥452, respectively. Yahoo Japan shares are listed on the Tokyo Stock Exchange, which means the investment performance of Yahoo Japan shares are impacted by fluctuations in the Japanese equity market, which has experienced increased volatility and decline since late 2015. In addition to market and industry factors, the price and trading volume for the Yahoo Japan shares may be volatile for specific business reasons, including: (i) variations in Yahoo Japan’s results of operations; (ii) announcements about Yahoo Japan’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Yahoo Japan or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures or capital commitments; (vi) press reports, whether or not true, about Yahoo Japan’s business; (vii) regulatory allegations or actions or negative reports or publicity against Yahoo Japan, regardless of their veracity or materiality to Yahoo Japan; (viii) changes in pricing made by Yahoo Japan or its competitors; (ix) conditions in the online retail market; (x) additions to or departures of Yahoo Japan management; (xi) fluctuations of exchange rates between the Japanese yen and the U.S. dollar; (xii) actual or perceived general economic and business conditions and trends in Japan and globally; and (xiii) changes or developments in Japan or global regulatory environment. Any of these factors may result in large and sudden changes in the volume and trading price of Yahoo Japan shares.

The Fund’s ability to sell its Yahoo Japan shares is subject to the joint venture agreement between Yahoo and SoftBank. Under this joint venture agreement, each party is required to give the other party a 20 day prior written notice of its intention to sell Yahoo Japan shares. In addition, the selling party must provide the non-selling party with a right of first refusal to purchase Yahoo Japan shares being sold to a third party on the same terms and conditions being offered to the third party. If the non-selling party declines to purchase the selling party’s Yahoo Japan shares, the non-selling party has the right to participate in the sale of the Yahoo Japan shares by the selling party on a pro rata basis. Without the consent of SoftBank, the Fund may not (i) directly or indirectly sell, assign, transfer or otherwise dispose of, or pledge or otherwise encumber, any Yahoo Japan shares except for sales in the open market or (ii) purchase additional shares of Yahoo Japan on the open market from any third party. There is no assurance that the Fund’s obligations under this joint venture agreement or Japanese law will not adversely affect the Fund’s ability to sell its Yahoo Japan shares or obtain the market price for its Yahoo Japan shares.

In addition, under the terms of the Stock Purchase Agreement, the Fund may not, without Verizon’s consent, to the extent within Yahoo’s control, and except as may result in a violation by the Fund or any of its directors, officers, or employees of applicable law (including fiduciary duties) sell its shares in Yahoo Japan or consent to an acquisition of Yahoo Japan or all or substantially all of Yahoo Japan’s assets if such action would reasonably be expected to cause the termination of, or give Yahoo Japan the right to terminate, the license agreement between Yahoo Japan and Yahoo.

You are encouraged to review the information set forth on the Yahoo Japan Website for additional information about Yahoo Japan’s business, management, results of operations, financial condition, and risks. This information may be obtained on the Yahoo Japan Website on the Investor Relations page at http://ir.yahoo.co.jp/en/. You should also review Yahoo Japan’s English language press releases available on the Yahoo Japan Website on the Press Releases page a t http://pr.yahoo.co.jp/en/. You should review information made available by Yahoo Japan because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of the Yahoo Japan shares. All information with respect to Yahoo Japan in this registration statement is derived from information available on the Yahoo Japan Website. Such information is provided for informational purposes only and Yahoo makes no representation and assumes no responsibility for the accuracy or completeness of such information.

Investments in the Fund may perform poorly and could result in your entire investment being lost.

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire amount that you invest. At any point in time, your shares of the Fund’s common stock may be worth less than your original investment. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investments in equity securities are volatile.

Stock markets are volatile, and the prices of equity securities, such as the Alibaba shares and the Yahoo Japan shares, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although over many historical periods common stocks have generated higher average total returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of such equity securities. Equity securities may also decline due to factors affecting the issuer’s industry. The value of the equity securities held by the Fund, such as the Alibaba shares and the Yahoo Japan shares, may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets, and reduced demand for its goods and services, or when political or economic events affecting the issuer occur. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of the issuer’s shares. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market. Stock markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies and industries. These fluctuations may include a so-called “bubble market” in which investors temporarily raise the price of the stocks of companies in certain industries, such as the e-commerce industry, to unsustainable levels. These market fluctuations may significantly affect the trading price of the Fund’s investments, including the Fund’s Alibaba shares and Yahoo Japan shares. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and issuers’ borrowing costs increase. Equity securities are structurally subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of the issuer.

The Fund may be unable to sell certain assets for which there is not an active trading market or for which the Fund’s stake represents a relatively large proportion of the market at the prices at which they are carried on the Fund’s books.

The size of the Fund’s stake in each of Alibaba and Yahoo Japan relative to the average trading volumes for Alibaba shares and Yahoo Japan shares may make it more difficult for the Fund to sell large quantities of Alibaba shares and Yahoo Japan shares in a short period of time or at prices at which the Fund carries such shares on its books for purposes of calculating the Fund’s net asset value.

Furthermore, there is no active market for the Excalibur IP Assets, which makes the valuation of such assets extremely difficult. Any sale of such assets may be at a price materially higher or lower than the value reported for such assets in the Fund’s consolidated financial statements.

Note 14    Subsequent Events

On July 26, 2017, the Board of Directors of Altaba authorized a new share repurchase program (the “Share Repurchase Program”), pursuant to which the Fund may, from time to time, purchase up to $5 billion of its common stock. The Fund’s Share Repurchase Program may use open market purchases and/or tender offers. The date and time of share repurchases will depend upon market conditions. All repurchases will be made in compliance with, and at such times as permitted by, federal securities law and may be suspended or discontinued at any time. This authorization supersedes the existing buyback program, which was authorized in March 2015 when the Fund was known as Yahoo! Inc.

From July 1, 2017 through August 22, 2017, the Fund repurchased approximately 8.9 million shares of its common stock at an average price of $60.08 per share, for a total of approximately $535 million.

Other Information

June 30, 2017 (unaudited)

Results of Stockholder Votes

A special meeting of stockholders of the Fund was held on June 8, 2017 (the “Special Meeting”) to vote on the proposals described in detail in the notice of the Special Meeting and the Fund’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 24, 2017 (the “Proxy Statement”). At the time of the Special Meeting, the Fund was an operating company that conducted its business as under the name Yahoo! Inc. (“Yahoo”). The final voting results regarding each proposal are set forth below. As of April 20, 2017, the record date for the Special Meeting, there were 958,131,387 shares of Yahoo’s common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, there were 682,046,318 shares of Yahoo’s common stock represented in person or by proxy, which number constituted a quorum.

1. (a) Authorization of the sale to Verizon Communications Inc. (“Verizon”) of Yahoo’s operating business (the “Sale Transaction”) and (b) adoption of an amendment to the indemnification and exculpation provisions of the Company’s certificate of incorporation (the “Sale Proposal”) was approved based upon the following votes:

For	Against	Abstain
608,321,122	71,553,656	2,171,540

2. Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to Yahoo’s named executive officers in connection with the completion of the Sale Transaction was approved based upon the following votes:

For	Against	Abstain
624,420,942	54,947,683	2,677,693

3. In light of the approval of the Sale Proposal, the adjournment proposal described in the Proxy Statement was rendered moot and was not presented at the Special Meeting.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999, and (ii) on the SEC’s website at http://www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Following the completion of the third quarter of its 2017 fiscal year, the Fund will begin filing its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The Fund restricts access to non-public personal information about its stockholders to its employees and service providers with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders. A statement of the Fund’s privacy policy may be found on the Fund’s website at http://www.altaba.com/privacy-terms.cfm.

Notice to Stockholders

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

Board Consideration of Investment Advisory Agreements

At an in person meeting on May 4, 2017 and a telephonic meeting June 12, 2017, the Yahoo’s Strategic Review Committee, which included the Yahoo directors that currently serve as the directors (the “Directors”) that currently serve on the Board, discussed the process for selecting external investment advisers for the Fund’s Marketable Debt Securities Portfolio. The Directors reviewed the requirements of Section 15(c) of the 1940 Act governing such selection process and the duties of the Directors in connection with such process. The Directors reviewed information with respect to several potential investment advisers provided by officers and employees of Yahoo and identified BlackRock Advisors LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“MSSB”) (each, an “Adviser”) as potential external investment advisers to oversee the management of Fund’s Marketable Debt Securities Portfolio. The Directors heard presentations by representatives from BlackRock and MSSB and considered information with respect to the capabilities of each Adviser. The Directors reviewed: (a) information confirming the financial conditions of each Adviser and anticipated profitability derived from each Adviser’s relationship with the Fund; (b) fees proposed to be paid to BlackRock and MSSB by the Fund for services; (c) the resources devoted to, risk oversight of, and implementation of the Marketable Debt Securities Portfolio’s investment policies and restrictions; (d) each Adviser’s internal controls and risk and compliance oversight mechanisms; (e) execution of portfolio transactions; and (f) each Adviser’s capabilities and experience with managing portfolios similar to the Marketable Debt Securities Portfolio. Following such review, legal counsel to the Fund negotiated an interim advisory agreement with BlackRock (the “Interim BlackRock Advisory Agreement”) and an interim advisory agreement with MSSB (the “Interim MSSB Advisory Agreement” and together with the Interim BlackRock Advisory Agreement, the “Interim Advisory Agreements”) pursuant to which each Adviser serves as investment adviser for its portion of the Marketable Debt Securities Portfolio until new investment advisory agreements are approved in person by the Directors and submitted to the stockholders for approval, in accordance with Rule 15a-4 of the 1940 Act.

The 1940 Act requires any agreement pursuant to which an investment adviser provides the Fund advice with respect to the Fund’s securities to be approved by the Fund’s board of directors, including a majority of the Fund’s Independent Directors, and by the Fund’s stockholders. The Directors, including the Independent Directors, discussed the Interim Advisory Agreements in light of applicable regulatory requirements and criteria and assessed information concerning the capabilities of each Adviser and the Fund’s proposed advisory fee under each Interim Advisory Agreement. The Directors also considered the unique features of the Fund as compared to more traditional registered closed-end funds for which BlackRock or MSSB serves as investment adviser. Following an analysis and discussion of the factors identified below and in the exercise of their business judgment, the Directors concluded that it was in the best interests of the Fund to approve each of the Interim Advisory Agreements for a period of up to 150 days from the registration of the Fund as an investment company under the 1940 Act. For the reasons discussed below, on June 16, 2017 the Board, including a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Fund or MSSB (the “Independent Board Members”), unanimously approved the Interim Advisory Agreements by written consent to allow each of BlackRock and MSSB to serve as investment adviser for its portion of the Marketable Debt Securities Portfolio until an in-person meeting of the Board could be held and new investment advisory agreements could be submitted to the stockholders for approval, in accordance with Rule 15a-4 of the 1940 Act.

Nature, Extent and Quality of the Services Provided by BlackRock and MSSB

The Board reviewed the nature, extent and quality of services proposed to be provided to the Fund. The Board met telephonically with each Adviser’s personnel responsible for investment activities, including the investment officers, and reviewed the materials provided by each Adviser’s portfolio management team. The Board considered, with respect to each Adviser: the number, education and experience of investment personnel generally and each Adviser’s portfolio management team for the Marketable Debt Securities Portfolio; each Adviser’s research capabilities; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the proposed approach to managing its portion of the Marketable Debt Securities Portfolio, among other factors. The Board reviewed each Adviser’s compensation structure with respect to its portfolio management team for the Marketable Debt Securities Portfolio and to its ability to attract and retain high-quality talent and create performance incentives. The Board also reviewed the capabilities of each Adviser’s compliance departments and considered each Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Investment Performance of the Marketable Debt Securities Portfolio and Each Adviser

The Board discussed with each Adviser the most appropriate performance benchmarks and metrics by which the Board should measure the Marketable Debt Securities Portfolio’s performance in the future, noting that MSSB had previously provided similar advisory services to Yahoo using a custom blended index to measure performance. The Board received and reviewed information regarding the total amount of assets under management with a similar mandate to the Marketable Debt Securities Portfolio by each Adviser over the past five years.

Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and MSSB from each Adviser’s Relationship with the Fund

The Board reviewed statements relating to each Adviser’s financial condition and profitability methodology, noting the inherent limitations in allocating costs among various advisory products. The Board considered that profitability may be affected by numerous factors including, among other things, the types of portfolios managed, precision of expense allocations and business mix, and determined that calculating and comparing profitability at the individual portfolio level is difficult.

In addition, the Board considered information regarding each Adviser’s expected profits relating to the management of the Marketable Debt Securities Portfolio as well as the costs of providing services to the Fund. The Board also considered whether each Adviser has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Interim Advisory Agreements and to provide the high quality of services that is expected by the Board.

Economies of Scale

The Board considered the extent to which economies of scale might be realized if the assets of the Marketable Debt Securities Portfolio increase, whether the Fund would benefit from such economies of scale, and whether there should be changes in the advisory fee rate or breakpoint structure applicable to each Interim Advisory Agreement in order to enable the Fund to more fully participate in such economies of scale. The Board also considered the Marketable Debt Securities Portfolio’s anticipated asset levels and whether the current fees were appropriate.

Other Factors Deemed Relevant by the Board Members

The Board also took into account other ancillary or “fall-out” benefits that each Adviser may derive from its relationship with the Fund, both tangible and intangible, such as each Adviser’s ability to leverage its investment professionals who manage other portfolios and risk management personnel and an increase in each Adviser’s profile in the investment advisory community. The Board also considered each Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also reviewed information regarding each Adviser’s brokerage practices.

Overall Conclusions

Based on the foregoing, the Directors determined that the investment advisory fee proposed by each Adviser was fair and reasonable in light of the extent and quality of the services to be provided under each of the Interim Advisory Agreements and other benefits to be received and that the approval of each of the Interim Advisory Agreements is in the best interests of the Fund. In reaching this conclusion, no single factor or group of factors was determinative or conclusive and each Director, in the exercise of his or her business judgment, may have attributed different weights to the various factors considered.

Miscellaneous

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CONSOLIDATED FINANCIAL STATEMENTS

For the Period from January 1, 2017 to June 15, 2017

(Prior to becoming an Investment Company)

(audited)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Altaba Inc.

In our opinion, the consolidated statements of operations, other comprehensive income, stockholders’ equity and cash flows for the period from January 1, 2017 to June 15, 2017 present fairly, in all material respects, the results of operations and cash flows of Altaba Inc. and its subsidiaries for the period January 1, 2017 to June 15, 2017, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit of these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

San Jose, California

August 29, 2017

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from January 1, 2017 to June 15, 2017
(in thousands, except per share amounts)
Operating expenses:
General and administrative	$8,200

Total operating expenses	8,200

Loss from operations	(8,200)
Other income, net	22,175

Income before income taxes and earnings in equity interests	13,975
Benefit for income taxes	1,275,112
Earnings in equity interests, net of tax	198,457

Income from continuing operations	1,487,544

Income from discontinued operations, net of income taxes	2,582,359

Net income	$4,069,903

Net income attributable to Altaba Inc. common stockholders per share — basic
Continuing operations	$1.55
Discontinued operations	2.70

Net income attributable to Altaba Inc. common stockholders per share — basic	$4.25

Net income attributable to Altaba Inc. common stockholders per share — diluted
Continuing operations	$1.54
Discontinued operations	2.68

Net income attributable to Altaba Inc. common stockholders per share — diluted	$4.22

Shares used in per share calculation — basic	956,730

Shares used in per share calculation — diluted	964,642

Stock-based compensation expense by function:
General and administrative	$3,022

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OTHER COMPREHENSIVE INCOME

For the Period from January 1, 2017 to June 15, 2017
(in thousands)
Net income before noncontrolling interests	$4,070,953

Available-for-sale securities:
Unrealized gains on available-for-sale securities, net of taxes of $(7,405,883)	10,781,790
Reclassification adjustment for realized losses on available-for-sale securities included in net income, net of taxes of $(159)	289

Net change in unrealized gains on available-for-sale securities, net of tax	10,782,079

Foreign currency translation adjustments (“CTA”):
Foreign CTA losses, net of taxes of $(72)	(253,129)
Net investment hedge CTA losses, net of taxes of $3,454	(6,260)
Reclassification adjustment for realized losses included in CTA, net of taxes of $91,533, related to discontinued operations	248,461

Net foreign CTA losses, net of tax	(10,928)

Other comprehensive income	10,771,151

Comprehensive income	14,842,104

Less: comprehensive income attributable to noncontrolling interests related to discontinued operations	(1,050)

Comprehensive income attributable to Altaba Inc.	$14,841,054

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

For the Period from January 1, 2017 to June 15, 2017
(in thousands)
Common stock
Balance, beginning of year	$969
Common stock issued	3

Balance as of June 15, 2017	972

Additional paid-in capital
Balance, beginning of year	9,125,459
Common stock and stock-based awards issued	7,026
Stock-based compensation expense	198,021
Tax withholdings related to net share settlements of restricted stock awards	(107,714)

Balance as of June 15, 2017	9,222,792

Treasury stock
Balance, beginning of year	(908,996)
Treasury shares reissuance	790
Other	(915)

Balance as of June 15, 2017	(909,121)

Retained earnings
Balance, beginning of year	4,353,958
Net income	4,069,903
Modified retrospective adjustments to recognize excess tax benefits	107,949
Treasury shares reissuance	(791)

Balance as of June 15, 2017	8,531,019

Accumulated other comprehensive income
Balance, beginning of year	18,477,893
Net change in unrealized gains on available-for-sale securities, net of tax	10,782,079
Foreign currency translation adjustments, net of tax	(10,928)

Balance as of June 15, 2017	29,249,044

Total Altaba Inc. stockholders’ equity	$46,094,706

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY—(Continued)

For the Period from January 1, 2017 to June 15, 2017
Number of Outstanding Shares
(in thousands)
Common stock
Balance, beginning of year	955,308
Common stock and restricted stock issued	3,919

Balance as of June 15, 2017	959,227

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period from January 1, 2017 to June 15, 2017
(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income before noncontrolling interests	$4,070,953
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on sale of Yahoo Operating Business	(2,745,930)
Depreciation	165,940
Amortization of intangible assets	33,991
Accretion of convertible notes discount	31,649
Stock-based compensation expense	196,737
Non-cash accretion on marketable securities	10,494
Foreign exchange gain	(22,613)
Gain on sales of assets and other	(389)
Gain on Hortonworks warrants	(15,731)
Earnings in equity interests	(198,457)
Deferred income taxes	(1,328,114)
Dividends received from equity investees	151,865
Changes in assets and liabilities, net of effects of acquisitions and dispositions:
Accounts receivable	194,463
Prepaid expenses and other	(24,957)
Accounts payable	24,399
Accrued expenses and other liabilities	(35,332)
Deferred revenue	(3,742)

Net cash provided by operating activities	$505,226

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	$(97,257)
Proceeds from sales of property and equipment	1,328
Purchases of marketable securities	(3,484,412)
Proceeds from sales of marketable securities	145,360
Proceeds from maturities of marketable securities	3,371,785
Proceeds from the sale of Yahoo Operating Business	4,490,262
Purchases of intangible assets	(829)
Proceeds from settlement of derivative hedge contracts	8,223
Payments for settlement of derivative hedge contracts	(23,452)
Other investing activities, net	156

Net cash provided by investing activities	$4,411,164

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CASH FLOWS—(Continued)

For the Period from January 1, 2017 to June 15, 2017
(in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	$7,029
Tax withholdings related to net share settlements of restricted stock units	(107,714)
Distributions to noncontrolling interests	(3,823)
Other financing activities, net	(6,459)

Net cash used in financing activities	(110,967)

Effect of exchange rate changes on cash and cash equivalents	35,839
Net change in cash and cash equivalents	4,841,262
Cash and cash equivalents at beginning of period	1,119,469

Cash and cash equivalents as of June 15, 2017	$5,960,731

See Note 4 — “Discontinued Operations” for more information about non-cash items.

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1    The Company and Summary of Significant Accounting Policies

The Company.    On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its internet operating business (“Yahoo Operating Business”) to Verizon Communications Inc. (“Verizon”). On June 16, 2017, Yahoo changed its name to “Altaba Inc.” (“Altaba” or the “Company”) and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as a publicly traded, non-diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”).

Subsequent to the sale of Yahoo Operating Business, the remaining assets of Altaba consist of an approximately 15% equity stake in Alibaba Group Holding Limited, one of the world’s largest online retailers; an approximately 36% equity stake in Yahoo Japan Corporation, a leading Japanese internet company; cash, cash equivalents and marketable debt securities; certain minority investments; and Excalibur IP, LLC, which owns certain patent assets that were not core to Yahoo’s operating business. Altaba’s retained liabilities include Altaba’s 0.00% convertible senior notes due 2018; shareholder litigation; and certain liabilities relating to the Security Incidents (as defined in Note 8 below).

Yahoo Operating Business is a guide to digital information discovery, focused on informing, connecting, and entertaining users through its search, communications, and digital content products. By creating highly personalized experiences, Yahoo Operating Business helps users discover the information that matters most to them around the world — on mobile or desktop. Yahoo Operating Business creates value for advertisers with a streamlined, simple advertising technology that leverages Yahoo’s data, content, and technology to connect advertisers with their target audiences. Advertisers can build their businesses through advertising to targeted audiences on Yahoo Operating Business’ online properties and services (“Yahoo Properties”) and a distribution network of third party entities (“Affiliates”) who integrate Yahoo Operating Business’ advertising offerings into their websites or other offerings (“Affiliate sites”). The Yahoo Operating Business’ revenue is generated principally from search and display advertising. Yahoo Operating Business manages and measures its business geographically, principally in the Americas, EMEA (Europe, Middle East, and Africa) and Asia Pacific.

Financial results of Yahoo Operating Business for the period presented in this report have been reflected in our consolidated statement of operations as discontinued operations. See Note 4 — “Discontinued Operations” for additional information on the disposal of Yahoo Operating Business. Unless otherwise stated, any reference to the consolidated statement of operations, consolidated statement of comprehensive income, and consolidated statement of shareholder’s equity in the notes to the consolidated financial statements refers to results from continuing operations.

Prior to registration under the 1940 Act, Altaba is required to file financial reports under the Securities Exchange Act of 1934. As such, financial information and results of operations from continuing operations included in this report are presented for Altaba Inc. for the period from January 1, 2017 to June 15, 2017.

Basis of Presentation.    The consolidated financial statements include the accounts of Altaba Inc. and its majority-owned or otherwise controlled subsidiaries. All intercompany accounts and transactions have been eliminated. Investments in entities in which the Company can exercise significant influence, but does not own a majority equity interest or otherwise control, are accounted for using the equity method. The Company has included the results of operations of acquired companies from the date of the acquisition.

The preparation of consolidated financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States (“U.S.”) requires management to make estimates, judgments, and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses and the related disclosure of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates, including those related to revenue, the useful lives of long-lived assets including property and equipment and intangible assets, investment fair values, originally developed content, acquired content, stock-based compensation, goodwill, income taxes, contingencies, and restructuring charges. The Company bases its estimates of the carrying value of certain assets and liabilities on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, when these carrying values are not readily available from other sources. Actual results may differ from these estimates.

Concentration of Risk.    Financial instruments that potentially subject the Company to significant concentration of credit and equity price risk consist primarily of cash equivalents, marketable securities (including Alibaba Group Holding Limited (“Alibaba Group”) and Hortonworks, Inc. (“Hortonworks”) equity securities, as well as our portfolio of marketable debt securities), accounts receivable, and derivative financial instruments. The primary focus of the Company’s investment strategy is to preserve capital and meet liquidity requirements. A large portion of the Company’s cash and cash equivalents and short-term and long-term investments is managed by external managers within the guidelines of the Company’s investment policy. The Company’s investment policy addresses the level of credit exposure by limiting the concentration in any one corporate issuer or sector and establishing a minimum allowable credit rating. To manage the risk exposure, the Company maintains its portfolio of cash and cash equivalents and short-term and long-term investments in marketable securities, including U.S. and foreign government, agency, municipal and highly rated corporate debt obligations and money market funds.

The fair value of the equity investments will vary over time and is subject to a variety of risks including: company performance, macro-economic, regulatory, industry, and systemic risks of the equity markets overall. Consequently, the carrying value of the Company’s investment portfolio will vary over time as the value of the Company’s investments in marketable equity securities fluctuates.

Accounts receivable are typically unsecured and are derived from revenue earned from customers. The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses.

The Company’s derivative instruments, including the convertible note hedge transactions, expose the Company to credit risk to the extent that its derivative counterparties become unable to meet their financial obligations under the terms of the agreements. The Company seeks to mitigate this risk by limiting its derivative counterparties to major financial institutions and by spreading the risk across several major financial institutions. In addition, the potential risk of loss with any one counterparty resulting from this type of credit risk is monitored on an ongoing basis. See Note 7 — “Foreign Currency Derivative Financial Instruments” for additional information related to the Company’s derivative instruments.

The Company also holds warrants in Hortonworks, which expose the Company to variability in fair value based on changes in the stock price and volatility as inputs to the Black-Scholes model.

Comprehensive Income.    Comprehensive income consists of two components, net income and other comprehensive income. Other comprehensive income refers to revenue, expenses, and gains and losses that under GAAP are recorded as an element of stockholders’ equity but are excluded from net income. The Company’s other comprehensive income consists of foreign currency translation adjustments from subsidiaries or equity method investments where the local currency is the functional currency, from unrealized gains and losses on marketable securities classified as available-for-sale, unrealized gains and losses on cash flow hedges, net changes in fair value of derivative instruments related to the Company’s net investment hedges, as well as the Company’s share of its equity investees’ other comprehensive income.

Foreign Currency.    The functional currency of the Company’s international subsidiaries is evaluated on a case-by-case basis and is often the local currency. The financial statements of these subsidiaries are translated into U.S. dollars using period-end rates of exchange for assets and liabilities, historical rates of exchange for equity, and average rates of exchange for the period for revenue and expenses. Translation gains (losses) are recorded in accumulated other comprehensive income as a component of stockholders’ equity. In addition, the Company records translation gains (losses) related to its foreign equity method investments in accumulated other comprehensive income. The Company records foreign currency transaction gains and losses, realized and unrealized and foreign exchange gains and losses due to re-measurement of monetary assets and liabilities denominated in non-functional currencies in other income, net in the consolidated statement of operations. For the period from January 1, 2017 to June 15, 2017, the Company recorded an $11 million net gain included in discontinued operations.

Cash and Cash Equivalents, Short- and Long-Term Marketable Securities.    The Company invests its excess cash in money market funds, time deposits, and liquid debt securities of the U.S. and foreign governments and their agencies, and high credit-quality corporate issuers which are classified as marketable debt securities and cash equivalents. All investments in debt securities with an original maturity of 90 days or less are considered cash equivalents. Investments in debt securities with remaining maturities of less than 12 months from the balance sheet date are classified as current assets, which are available for use to fund current operations. Investments with remaining maturities greater than 12 months from the balance sheet date are classified as long-term assets.

Operating cash deposits held with banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear limited credit risk. The Company seeks to mitigate its credit risk by spreading such risk across multiple counterparties and monitoring the risk profiles of these counterparties.

The Company’s marketable equity securities, including Alibaba Group and Hortonworks, are classified as available-for-sale and are reported at fair value, with unrealized gains and losses, net of tax, recorded in accumulated other comprehensive income. The change in the classification of the Company’s investments in Alibaba Group and Hortonworks to available-for-sale marketable securities exposes the Company’s investment portfolio to increased equity price risk. The Company evaluates the marketable equity securities periodically for possible other-than-temporary impairment. A decline of fair value below cost basis is considered an other-than-temporary impairment if the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of the entire cost basis. In those instances, an impairment charge equal to the difference between the fair value and the cost basis is recognized in earnings. Regardless of the Company’s intent or requirement to sell the marketable equity securities, an impairment is considered other-than-temporary if the Company does not expect to recover the entire cost basis; in those instances, a loss equal to the difference between fair value and the cost basis of the marketable equity security is recognized in earnings.

Realized gains or losses and declines in value judged to be other-than-temporary, if any, on available-for-sale securities are reported in other income, net. The Company evaluates its marketable debt investments periodically for possible other-than-temporary impairment. A decline of fair value below amortized costs of debt securities is considered an other-than-temporary impairment if the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of the entire amortized cost basis. In those instances, an impairment charge equal to the difference between the fair value and the amortized cost basis is recognized in earnings. Regardless of the Company’s intent or requirement to sell a debt security, an impairment is considered other-than-temporary if the Company does not expect to recover the entire amortized cost basis; in those instances, a credit loss equal to the difference between the present value of the cash flows expected to be collected based on credit risk and the amortized cost basis of the debt security is recognized in earnings. The Company expects to recover up to (or beyond) the initial cost of investment for securities held. In computing realized gains and losses on available-for-sale securities, the Company determines cost based on amounts paid, including direct costs such as commissions to acquire the security, using the specific identification method. During the period from January 1, 2017 to June 15, 2017, gross realized gains and losses on available-for-sale marketable debt and equity securities were not material.

Allowance for Doubtful Accounts.    The Company records its allowance for doubtful accounts based upon its assessment of various factors. The Company considers historical experience, the age of the accounts receivable balances, the credit quality of its customers, current economic conditions, and other factors that may affect customers’ ability to pay to determine the level of allowance required. During the period from January 1, 2017 to June 15, 2017, the Company recognized a net $6.3 million decrease to the allowance for doubtful accounts, all of which is included in income from discontinued operations, net of income taxes in the Company’s consolidated statement of operations.

Foreign Currency Derivative Financial Instruments.    The Company used derivative financial instruments, primarily foreign currency forward contracts, to mitigate certain foreign currency exposures. The Company hedges, on an after-tax basis, a portion of its net investment in Yahoo Japan Corporation (“Yahoo Japan”). The Company has designated these foreign currency forward contracts as net investment hedges. The effective portion of changes in fair value is recorded in accumulated other comprehensive income on the Company’s consolidated balance sheet and any ineffective portion is recorded in other income, net on the Company’s consolidated statement of operations. The Company expects the net investment hedges to be effective, on an after-tax basis, and effectiveness will be assessed each quarter. Should any portion of the net investment hedge become ineffective, the ineffective portion will be reclassified to other income, net on the Company’s consolidated statement of operations. The fair values of the net investment hedges are determined using quoted observable inputs. Gains and losses reported in accumulated other comprehensive income will not be reclassified into earnings until a sale of the Company’s underlying investment.

For derivatives designated as cash flow hedges, the effective portion of the unrealized gains or losses on these forward contracts is recorded in accumulated other comprehensive income on the Company’s consolidated balance sheets and reclassified into revenue in the consolidated statement of operations when the underlying hedged revenue is recognized. If the cash flow hedges were to become ineffective, the ineffective portion would be immediately recorded in other income, net in the Company’s consolidated statement of operations.

The Company hedges certain of its net recognized foreign currency assets and liabilities with foreign exchange forward contracts to reduce the risk that its earnings and cash flows will be adversely affected by changes in foreign currency exchange rates. These balance sheet hedges are used to partially offset the foreign currency exchange gains and losses generated by the re-measurement of certain assets and liabilities denominated in non-functional currency. Changes in the fair value of these derivatives are recorded in other income, net on the Company’s consolidated statement of operations. The fair values of the balance sheet hedges are determined using quoted observable inputs.

The Company recognizes all derivative instruments as other assets or liabilities on the Company’s consolidated balance sheets at fair value. As of June 15, 2017, the Company did not have outstanding foreign currency derivatives. See Note 7 — “Foreign Currency Derivative Financial Instruments” for a full description of the Company’s derivative financial instrument activities and related accounting.

Property and Equipment.    Buildings are stated at cost and depreciated using the straight-line method over the estimated useful lives of 20 to 25 years. Leasehold improvements are amortized over the lesser of their expected useful lives and the remaining lease term. Computers and equipment and furniture and fixtures are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally three to five years.

Property and equipment to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Determination of recoverability is based on the lowest level of identifiable estimated undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of any impairment loss for long-lived assets that management expects to hold and use is based on the excess of the carrying value of the asset over its fair value. No impairments of such assets were identified during the presented period.

Capitalized Software and Labor.     Company capitalizes certain software and labor costs eligible costs to acquire or develop internal-use software that are incurred subsequent to the preliminary project stage through the development stage. The estimated useful life of costs capitalized is evaluated for each specific project and ranges from one to three years. Actual economic lives may differ from estimated useful lives. Periodic reviews could result in a change in estimated useful lives and, therefore, amortization expense in future periods. During the period from January 1, 2017 to June 15, 2017, the amortization of capitalized costs totaled approximately $29 million, all of which are included in discontinued operations. Capitalized software and labor costs are included in property and equipment, net.

Goodwill.    Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired in a business combination. Goodwill is not amortized, but is tested for impairment on an annual basis and more frequently if impairment indicators are present. The Company’s reporting units are one level below the operating segments level. The reporting unit’s carrying value is compared to its fair value. The estimated fair values of the reporting units are determined using either the market approach, income approach or a combination of the market and income approach. Goodwill is considered impaired if the carrying value of the reporting unit exceeds its estimated fair value. The income approach uses expected future operating results and failure to achieve these expected results may cause a future impairment of goodwill at the reporting unit. If the carrying value of the reporting unit exceeds its estimated fair value, the second step of the goodwill impairment test is performed by comparing the carrying value of the goodwill in the reporting unit to its implied fair value. The implied fair value is calculated by allocating all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a hypothetical analysis that calculates the implied fair value of goodwill in the same manner as if the reporting unit was being acquired in a business combination. An impairment charge is recognized for the excess of the carrying value of goodwill over its implied estimated fair value. No impairment charges were recorded during the period from January 1, 2017 to June 15, 2017.

Intangible Assets.    Definite-lived intangible assets are carried at cost and are amortized over their estimated useful lives, generally on a straight-line basis over one to seven years as the pattern of use is ratable. The Company reviews identifiable amortizable intangible assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Determination of recoverability is based on the lowest level of identifiable estimated undiscounted cash flows resulting from use of the asset and its eventual disposition. Intangible assets with indefinite useful lives are not amortized but are reviewed for impairment whenever events or changes in circumstances indicate that it is more likely than not that the fair value is less than its carrying amount. If the Company determines that an intangible asset with an indefinite life is more likely than not impaired, a quantitative test comparing the fair value of the indefinite-lived purchased intangible asset with its carrying amount is performed. The Company estimates the fair value of indefinite-lived purchased intangible assets using an income approach. Measurement of any impairment losses on both definite-lived and indefinite-lived intangible assets are based on the excess of the carrying value of the asset over its fair value. No impairment charges were recorded during the period from January 1, 2017 to June 15, 2017.

Investments in Equity Interests.    Investments in the common stock of entities in which the Company can exercise significant influence but does not own a majority equity interest or otherwise control are accounted for using the equity method and are included as investments in equity interests on the consolidated balance sheets. The Company records its share of the results of these companies one quarter in arrears within earnings in equity interests in the consolidated statement of operations. Investments in privately held equity interests in which the Company cannot exercise significant influence are accounted for using the cost method of accounting.

The Company reviews its investments for other-than-temporary impairment whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. Investments identified as having an indication of impairment are subject to further analysis to determine if the impairment is other-than-temporary and this analysis requires estimating the fair value of the investment. The determination of fair value of the investment involves considering factors such as the stock prices of public companies in which the Company has an equity investment, current economic and market conditions, the operating performance of the companies including current earnings trends and forecasted cash flows, and other company and industry specific information.

Leasing.    The Company leases office space and data centers under operating leases and certain data center equipment under capital lease agreements. Assets acquired under capital leases are amortized over the lesser of the useful life of the asset or the lease term. For the period from January 1, 2017 to June 15, 2017, the Company expensed $1 million of interest related to capital leases, which approximated the cash payments made for interest and was included in discontinued operations. Certain of the operating lease agreements contain rent holidays and rent escalation provisions. For purposes of recognizing these lease incentives on a straight-line basis over the term of the lease, the Company uses the date that the Company has the right to control the asset to begin rent expense. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the period of straight-line recognition of rent expense.

Income Taxes.    Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. The Company records a valuation allowance against particular deferred income tax assets if it is more likely than not that those assets will not be realized. The provision for income taxes comprises the Company’s current tax liability and change in deferred income tax assets and liabilities.

Significant judgment is required in evaluating the Company’s uncertain tax positions and determining its provision for income taxes. The Company establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. The Company adjusts these liabilities when new information becomes available, such as the closing of a tax audit, new tax legislation, developments in case law or interactions with the tax authorities. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made. The provision for income taxes includes the effect of changes to liabilities for tax-related uncertainties that are considered appropriate, as well as the related net interest and penalties. During the period from January 1, 2017 to June 15, 2017, the Company recognized a reduction in the deferred tax asset valuation allowance of $14 million, which was recorded in the consolidated statement of operations. Income taxes paid, net of refunds received, were $9 million for the period from January 1, 2017 to June 15, 2017. Interest paid was not material for the period from January 1, 2017 to June 15, 2017. See Note 10 — “Income Taxes” for additional information.

Revenue Recognition.    Revenue is generated from offerings, which include clicks on text-based links to advertisers’ websites that appear primarily on search results pages (“search advertising”), the display of graphical, non-graphical, and video advertisements (“display advertising”), and other sources.

Search Revenue.    Search revenue is generated from mobile and desktop clicks on text-based links to advertisers’ websites that appear primarily on search results pages (“search advertising”). The Company recognizes revenue from search advertising on Yahoo Properties and Affiliate sites. Search revenue is recognized based on Paid Clicks. A Paid Click occurs when an end-user clicks on a sponsored listing on Yahoo Properties and Affiliate sites for which an advertiser pays on a per click basis. The Company also sells search traffic to certain customers where it does not have a direct relationship with the advertiser, in which case revenue is also recognized based on Paid Clicks. In the Microsoft Search Agreement, the Company agreed to request paid search results from Microsoft for 51 percent of search queries originating from desktop computers accessing Yahoo Properties and Affiliate sites (the “Volume Commitment”). There is no such Volume Commitment for traffic generated on mobile devices.

Display Revenue.    The Company recognizes revenue from display advertising on Yahoo Properties and Affiliate sites as impressions of or clicks on display advertisements, including native ads, are delivered. Impressions are delivered when a sold advertisement appears in pages viewed by users. Clicks are delivered when a user clicks on an advertisement. Arrangements for these services generally have terms of up to one year. For display advertising on Affiliate sites, the Company pays Affiliates from the revenue generated from the display of these advertisements on the Affiliate sites. Traffic acquisition costs (“TAC”) are payments made to Affiliates and payments made to companies that direct consumer and business traffic to Yahoo Properties. The display revenue derived from these arrangements that involve traffic supplied by Affiliates is reported gross of the TAC paid to Affiliates (reported as cost of revenue — TAC) when the Company is the primary obligor to the advertisers who are the customers of the display advertising service.

From time-to-time, the Company may offer customized display advertising solutions to advertisers. These customized display advertising solutions combine the Company’s standard display advertising with customized content, customer insights, and campaign analysis which are separate units of accounting. Due to the unique nature of these products, the Company may not be able to establish selling prices based on historical stand-alone sales or third-party evidence; therefore, the Company may use its best estimate to establish selling prices. The Company establishes best estimates within a range of selling prices considering multiple factors including, but not limited to, class of advertiser, size of transaction, seasonality, margin objectives, observed pricing trends, available online inventory, industry pricing strategies, and market conditions. The Company believes the use of the best estimates of selling price allows revenue recognition in a manner consistent with the underlying economics of the transaction.

Other Revenue.    Other revenue includes listings-based services revenue, e-commerce transaction revenue, royalties, patent licenses and fees revenue. Listings-based services revenue is generated from a variety of consumer and business listings-based services, including classified advertising such as Yahoo Local and other services. The Company recognizes listings-based services revenue when the services are performed. Transaction revenue is generated from facilitating commercial transactions through Yahoo Properties, principally from Yahoo Small Business, Yahoo Travel, and Yahoo Shopping. The Company recognizes transaction revenue when there is evidence that qualifying transactions have occurred. Fees revenue consists of revenue generated from a variety of consumer and business fee-based services as well as services for small businesses. The Company recognizes fees revenue when the services are performed.

In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectability of the related fee is reasonably assured. The Company’s arrangements generally do not include a provision for cancellation, termination, or refunds that would significantly impact revenue recognition.

The Company accounts for cash consideration given to customers, for which it does not receive a separately identifiable benefit and cannot reasonably estimate fair value, as a reduction to revenue.

Current deferred revenue is comprised of contractual billings in excess of recognized revenue and payments received in advance of revenue recognition. Long-term deferred revenue includes amounts received for which revenue will not be earned within the next 12 months.

Revenue from related parties, excluding Yahoo Japan, represented less than 1 percent of total revenue for the period from January 1, 2017 to June 15, 2017. Management believes that the terms of the agreements with these related parties are comparable to the terms obtained in arm’s-length transactions with unrelated similarly situated customers of the Company.

Cost of revenue — TAC.    TAC consists of payments made to Affiliates and payments made to companies that direct consumer and business traffic to Yahoo Properties. TAC is either recorded as a reduction of revenue or as cost of revenue — TAC.

TAC recorded as cost of revenue — TAC also relates to the Company’s other offerings. The Company enters into Affiliate agreements of varying duration that involve TAC. There are generally two economic structures of the Affiliate agreements: fixed payments with or without a guaranteed minimum amount of traffic delivered or variable payments based on a percentage of the Company’s revenue or based on a certain metric, such as the number of searches or paid clicks. The Company expenses TAC under two different methods. Agreements with fixed payments are expensed ratably over the term the fixed payment covers or as the traffic is delivered. Agreements based on a percentage of revenue, number of searches, or other metrics are expensed based on the volume of the underlying activity or revenue multiplied by the agreed-upon price or rate.

The Company also has an agreement to compensate a third party, Mozilla Corporation (“Mozilla”), to make the Company the default search provider on certain of Mozilla’s products in the United States. The Company records these payments as cost of revenue — TAC.

Cost of revenue — other.    Cost of revenue — other consists of bandwidth costs, stock-based compensation, content, and other expenses associated with the production and usage of Yahoo Properties, including expense and amortization of developed technology and patents. Cost of revenue — other also includes costs for the Company’s technology platforms and infrastructure, including depreciation expense of facilities and other operating costs, directly related to revenue generating activities.

Amortization of Intangibles.    Amortization of customer, affiliate, and advertiser-related relationships and tradenames, trademarks and domain names are classified within amortization of intangibles. Amortization of developed technology and patents is included in cost of revenue — other.

Product Development.    Product development expenses consist primarily of compensation-related expenses (including stock-based compensation expense) incurred for research and development, the development of, enhancements to, and maintenance and operation of Yahoo Properties, advertising products, technology platforms, and infrastructure. Depreciation expense, third-party technology and development expense, and other operating costs are also included in product development.

Advertising Costs.    Costs of advertising are recorded as expense as advertising space or airtime is used. All other advertising costs are expensed as incurred. For the period from January 1, 2017 to June 15, 2017, advertising expense totaled approximately $78 million, all of which was included in discontinued operations.

Restructuring Charges.    The Company has developed and implemented restructuring initiatives to improve efficiencies across the organization, reduce its cost structure, and/or better align its resources with the Company’s product strategy. As a result of these plans, the Company has recorded restructuring charges comprised principally of employee severance and associated termination costs related to the reduction of its workforce, the consolidation of certain real estate facilities and data centers, losses on subleases, and contract termination costs. The Company’s restructuring plans include one-time termination benefits as well as certain contractual termination benefits or employee terminations under ongoing benefit arrangements. One-time termination benefits are recognized as a liability at estimated fair value when the approved plan of termination has been communicated to employees, unless employees must provide future service, in which case the benefits are recognized ratably over the future service period. Ongoing termination benefits arrangements are recognized as a liability at estimated fair value when the amount of such benefits becomes estimable and payment is probable. Contract termination costs are recognized at estimated fair value when the entity terminates the contract in accordance with the contract terms.

These restructuring initiatives require management to make estimates in several areas including: (i) expenses for severance and other employee separation costs; (ii) realizable values of assets made redundant, obsolete, or excessive; and (iii) the ability to generate sublease income and to terminate lease obligations at the estimated amounts.

Stock-Based Compensation Expense.    The Company recognizes stock-based compensation expense, net of an estimated forfeiture rate and therefore only recognizes compensation costs for those shares expected to vest over the service period of the award. Stock-based awards are valued based on the grant date fair value of these awards; the Company records stock-based compensation expense on a straight-line basis over the requisite service period, generally one to four years.

Calculating stock-based compensation expense related to stock options requires the input of highly subjective assumptions, including the expected term of the stock options, stock price volatility, and the pre-vesting forfeiture rate of stock awards. The Company estimates the expected life of options granted based on historical exercise patterns, which the Company believes are representative of future behavior. The Company estimates the volatility of its common stock on the date of grant based on the implied volatility of publicly traded options on its common stock, with a term of one year or greater. The Company believes that implied volatility calculated based on actively traded options on its common stock is a better indicator of expected volatility and future stock price trends than historical volatility. The assumptions used in calculating the fair value of stock-based awards represent the Company’s best estimates, but these estimates involve inherent uncertainties and the application of management judgment. As a result, if factors change and the Company uses different assumptions, the Company’s stock-based compensation expense could be materially different in the future. In addition, the Company is required to estimate the expected pre-vesting award forfeiture rate, as well as the probability that performance conditions that affect the vesting of certain awards will be achieved, and only recognizes expense for those shares expected to vest. The Company estimates the forfeiture rate based on historical experience of the Company’s stock-based awards that are granted and cancelled before vesting. See Note 9 — “Employee Benefits” for additional information.

Convertible Notes.    In the period from January 1, 2017 to June 15, 2017, the Company recognized $32 million of interest expense related to the 0.00% Convertible Senior Notes due in 2018 (“Notes”).

Recent Accounting Pronouncements.    In March 2016, the FASB issued ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting” as part of its simplification initiative, which involves several aspects of accounting for share-based payment transactions, including the income tax effects, statutory withholding requirements, forfeitures, and classification on the statement of cash flows. Under ASU 2016-09, stock based compensation excess benefits, net of detriments (if any) are now recorded to the consolidated statement of operations. The ASU is effective for public companies for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years. The Company adopted this guidance as of January 1, 2017. The primary impact of adoption was the recognition of the cumulative tax benefits that were not previously recognized because the related tax deduction had not reduced taxes payable. As a result, prospectively beginning January 1, 2017, excess tax benefits, net of detriments have been reflected as an income tax benefit/expense in the consolidated statement of operations resulting in a $22 million tax benefit in the period from January 1, 2017 to June 15, 2017. The Company’s adoption of this ASU also resulted in associated excess tax benefits being classified as an operating activity in the same manner as other cash flows related to income taxes in the statement of cash flows prospectively beginning January 1, 2017. Additional amendments to the accounting for minimum statutory withholding tax requirements had no impact to the Company’s consolidated financial statements. In addition, the Company did not change its accounting principles relative to elements of this standard and continued its existing practice of estimating the number of awards that will be forfeited.

Note 2    Investments

Hortonworks

Prior to the December 12, 2014 initial public offering of Hortonworks, the Company held an approximate 16 percent interest in Hortonworks with an investment balance of $26 million, which was accounted for as a cost method investment. Subsequent to the initial public offering, the Company owns 3.8 million unregistered shares. These shares were subject to a 6-month lock-up period which expired during 2015. These shares are accounted for as an available-for-sale security and had a fair value of $49 million as of June 15, 2017.

The Company also holds warrants that vested upon the initial public offering of Hortonworks, which entitle the Company to purchase an aggregate of 3.7 million shares of Hortonworks common stock upon exercise of the warrants. The Company holds 6.5 million preferred warrants that are exercisable for 3.25 million shares of common stock at an exercise price of $0.01 per share, as well as 0.5 million common warrants that are exercisable for 0.5 million shares of common stock at an exercise price of $8.46 per share. These warrants had a fair value of $45 million as of June 15, 2017. As of June 15, 2017, the Company determined the estimated fair value of the warrants using the Black-Scholes model with the following assumptions:

	Preferred Warrants	Common Warrants
Expected dividend yield	0%	0%
Risk-free interest rate	1.71%	1.84%
Expected volatility	44.0%	44.0%
Expected life (in years)	3.04	5.99

During the period from January 1, 2017 to June 15, 2017, the Company recorded a gain of $16 million related to the mark to market of the respective warrants as of June 15, 2017, which was included within other income, net in the Company’s consolidated statement of operations.

Note 3    Consolidated Financial Statement Details

Other Income, Net

Other income, net for the period from January 1, 2017 to June 15, 2017 for continuing operations were as follows (in thousands):

Interest and investment income	$38,119
Interest expense	(31,649)
Gain on Hortonworks warrants	15,731
Other	(26)

Total other income, net	$22,175

Interest and investment income consists of income earned from cash and cash equivalents in bank accounts and investments made in marketable debt securities.

Interest expense is related to the Notes.

During the period from January 1, 2017 to June 15, 2017, the Company recorded a gain of $16 million due to the change in estimated fair value of the Hortonworks warrants, which was included within other income, net in the Company’s consolidated statement of operations. See Note 2 — “Investments” for additional information.

Other income, net for the period from January 1, 2017 to June 15, 2017 for discontinuing operations were as follows (in thousands):

Interest and investment income	$1,259
Interest expense	(2,932)
Foreign exchange gain	11,235
Other	2,875

Total other income, net from discontinued operations	$12,437

Interest and investment income consists of income earned from cash and cash equivalents in bank accounts.

Interest expense is related to notes payable related to building and capital lease obligations for data centers.

Foreign exchange gain consists of foreign exchange gains and losses due to re-measurement of monetary assets and liabilities denominated in non-functional currencies, and unrealized and realized foreign currency transaction gains and losses, including gains and losses related to balance sheet hedges.

Other consists of gains from other non-operational items.

Reclassifications Out of Accumulated Other Comprehensive Income

Reclassifications out of accumulated other comprehensive income for the period from January 1, 2017 to June 15, 2017 were as follows (in thousands):

	Amount Reclassified from Accumulated Other Comprehensive Income	Affected Line Item in the Statement of Income
Realized losses on available-for-sale securities, net of tax	$289	Other income, net
Realized losses on foreign currency translation adjustments (“CTA”) related to disposal of Yahoo Operating Business	248,461	Income from discontinued operations, net of income taxes

Total reclassifications for the period	$248,750

Note 4    Discontinued Operations

On July 23, 2016, the Company entered into a Stock Purchase Agreement (the “Original Stock Purchase Agreement”) with Verizon, pursuant to which the Company agreed to sell (the “Sale Transaction”) all of the outstanding shares of Yahoo Holdings, Inc., a newly formed wholly-owned subsidiary of the Company (“Yahoo Holdings”), which immediately prior to the sale owned Yahoo Operating Business.

Concurrently with the execution of the Original Stock Purchase Agreement, the Company entered into a Reorganization Agreement with Yahoo Holdings, pursuant to which the Company will transfer to Yahoo Holdings prior to the consummation of the Sale Transaction all of its assets and liabilities relating to its operating business, other than specified excluded assets and retained liabilities.

On February 20, 2017, the Company and Verizon entered into an Amendment to the Stock Purchase Agreement amending the Original Stock Purchase Agreement (the “SPA Amendment” and, together with the Original Stock Purchase Agreement, the

“Amended Stock Purchase Agreement”), and, concurrently with the execution of the SPA Amendment, the Company and Yahoo Holdings entered into an Amendment to the Reorganization Agreement amending the Original Reorganization Agreement (the “RA Amendment”).

The RA Amendment provides, among other things, that the Company and Verizon will each be responsible for 50 percent of certain post-closing cash liabilities related to the Security Incidents (as defined in Note 8 below).

On June 8, 2017, at the special meeting, the shareholders of Yahoo!, Inc. approved the sale of Yahoo Operating Business to Verizon.

On June 13, 2017, the Company completed the sale of Yahoo Operating Business and received the cash proceeds of $4.5 billion, net of cash divested of $230 million. The sale price is subject to working capital adjustments that will be finalized pursuant to the Amended Stock Purchase Agreement. Upon closing, the Company recorded a gain of $2.7 billion, net of transaction costs, which was included within income from discontinued operations, net of income taxes in the Company’s consolidated statement of operations. We have classified the results of Yahoo Operating Business as discontinued operations in our consolidated statement of operations for the period presented in this report.

Disposed Assets and Liabilities

The following table presents the aggregate carrying amounts of the classes of assets and liabilities of discontinued operations of Yahoo Operating Business at the time of disposal (in thousands):

Carrying amounts of assets included as part of discontinued operations:
Cash and cash equivalents	$230,092
Accounts receivable, net	900,131
Prepaid expenses and other current assets	145,339

Current assets of discontinued operations	1,275,562

Property and equipment, net	1,143,713
Goodwill	429,653
Intangible assets, net	128,675
Other long-term assets and investments	69,939

Long-term assets of discontinued operations	1,771,980

Total assets of discontinued operations	$3,047,542

Carrying amounts of liabilities included as part of discontinued operations:
Current liabilities:
Accounts payable	$206,547
Other accrued expenses and current liabilities	780,807
Deferred revenue	101,562

Current liabilities of discontinued operations	1,088,916
Long-term deferred revenue	44,838
Other long-term liabilities	89,172
Deferred and other long-term tax liabilities	10,800

Long-term liabilities of discontinued operations	144,810

Total liabilities of discontinued operations	$1,233,726

Financial Results of Disposed Operations

The financial results of Yahoo Operating Business are presented as income from discontinued operations, net of income taxes in our consolidated statement of operations. The following table presents financial results of Yahoo Operating Business (in thousands):

Revenue	$2,381,412
Operating expenses:
Cost of revenue — traffic acquisition costs	888,502
Cost of revenue — other	458,480
Sales and marketing	384,806
Product development	461,451
General and administrative	272,269
Amortization of intangibles	20,202
Restructuring charges, net	8,988

Total operating expenses	2,494,698

Loss from operations of discontinued operations	(113,286)
Other income, net	12,437
Pretax gain on disposal of discontinued operations	2,745,930

Income from discontinued operations before income taxes	2,645,081
Provision for income taxes	(61,672)
Net income attributable to noncontrolling interests	(1,050)

Income from discontinued operations, net of income taxes	$2,582,359

Stock-based compensation expense by function:
Cost of revenue — other	$14,009
Sales and marketing	56,153
Product development	91,135
General and administrative	32,868

Yahoo Operating Business had operations in Americas, EMEA, and Asia Pacific segments.

Supplementary Cash Flow Information

The following table summarizes depreciation, amortization, capital expenditures, and non-cash stock-based compensation expense for discontinued operations for the period from January 1, 2017 to June 12, 2017 (in thousands):

Depreciation	$165,938
Amortization of intangibles	$33,991
Acquisition of property and equipment	$96,980
Change in non-cash acquisitions of property and equipment	$(2,448)
Stock-based compensation expense	$193,715

Note 5    Basic and Diluted Net Income Attributable to Altaba Inc. Common Stockholders Per Share from Continuing and Discontinued Operations

Basic and diluted net income attributable to continuing operations per share is computed using the weighted average number of common shares outstanding during the period, excluding net income attributable to participating securities (restricted stock units granted under the Directors’ Stock Plan (the “Directors’ Plan”)). Diluted net income per share is computed using the weighted average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares are calculated using the treasury stock method and consist of unvested restricted stock, the incremental common shares issuable upon the exercise of stock options. As a result of the adoption of ASU 2016-09, the excess tax benefit from stock-based awards is no longer included in the calculation of diluted shares under the treasury stock method. This has been applied prospectively. See Note 1 — “The Company and Summary of Significant Accounting Policies” for additional information.

The Company takes into account the effect on consolidated net income per share of dilutive securities of entities in which the Company holds equity interests that are accounted for using the equity method.

For the period from January 1, 2017 to June 15, 2017, potentially dilutive securities representing approximately 45,000 shares of common stock were excluded from the computation of diluted earnings per share for the period because their effect would have been anti-dilutive.

The Company has the option to pay cash, issue shares of common stock or any combination thereof for the aggregate amount due upon conversion of the Notes. The Company’s intent is to settle the principal amount of the Notes in cash upon conversion. As a result, upon conversion of the Notes, only the amounts payable in excess of the principal amounts of the Notes are considered in diluted earnings per share under the treasury stock method.

The denominator for diluted net income per share also does not include any effect from the note hedges. In future periods, the denominator for diluted net income per share will exclude any effect of the note hedges, if their effect would be anti-dilutive. In the event an actual conversion of any or all of the Notes occurs, the shares that would be delivered to the Company under the note hedges are designed to neutralize the dilutive effect of the shares that the Company would issue under the Notes.

Discontinued operations income per share is presented in this footnote. Refer to Note 4 — “Discontinued Operations” for more information.

The following table sets forth the computation of basic and diluted net income per share from continuing and discontinued operations for the period from January 1, 2017 to June 15, 2017 (in thousands, except per share amounts):

Basic:
Numerator:
Net income from continuing operations	$1,487,544
Less: Net income attributable to participating securities	(20)

Net income attributable to continuing operations — basic:	$1,487,524

Net income from discontinued operations, net of income taxes	$2,582,359
Less: Net income attributable to participating securities	(35)

Net income attributable to discontinued operations — basic:	$2,582,324

Net income attributable to Altaba Inc. common stockholders — basic	$4,069,848

Denominator:
Weighted average common shares	956,730

Income per share — basic:
Net income attributable to continuing operations per share — basic	$1.55
Net income attributable to discontinued operations per share — basic	2.70

Net income attributable to Altaba Inc. common stockholders per share — basic	$4.25

Diluted:
Numerator:
Net income from continuing operations	$1,487,544
Less: Net income attributable to participating securities	(20)
Less: Effect of dilutive securities issued by equity investees	(2,364)

Net income attributable to continuing operations — diluted:	$1,485,160

Net income from discontinued operations	$2,582,359
Less: Net income attributable to participating securities	(35)

Net income attributable to discontinued operations — diluted	$2,582,324

Net income attributable to Altaba Inc. common stockholders — diluted	$4,067,484

Denominator:
Denominator for basic calculation	956,730
Weighted average effect of Altaba Inc. dilutive securities:
Restricted stock units	5,372
Stock options	2,540

Denominator for diluted calculation	964,642

Income per share — diluted:
Net income attributable to continuing operations per share — diluted	$1.54
Net income attributable to discontinued operations per share — diluted	2.68

Net income attributable to Altaba Inc. common stockholders per share — diluted	$4.22

Note 6    Investments in Equity Interests Accounted for Using the Equity Method of Accounting

Yahoo Japan

During April 1996, the Company signed a joint venture agreement with Softbank, as amended in September 1997, which formed Yahoo Japan. Yahoo Japan was formed to establish and manage a local version of Yahoo in Japan.

The investment in Yahoo Japan is accounted for using the equity method through June 15, 2017. The Company records its share of the results of Yahoo Japan and any related amortization expense, one quarter in arrears within earnings in equity interests in the consolidated statement of operations. As of June 15, 2017, the Company’s ownership interest in Yahoo Japan was 35.5%.

The Company makes adjustments to the earnings in equity interests line in the consolidated statement of operations for any material differences between U.S. GAAP and International Financial Reporting Standards (“IFRS”) issued by the International Accounting Standards Board, the standards by which Yahoo Japan’s financial statement are prepared.

During the period from January 1, 2017 to June 15, 2017, the Company received cash dividends from Yahoo Japan in the amounts of $152 million, net of withholding taxes, respectively, which were recorded as reductions to the Company’s investment in Yahoo Japan.

The following table presents summarized financial information derived from Yahoo Japan’s consolidated financial statements, which are prepared on the basis of IFRS. The Company has made adjustments to the Yahoo Japan summarized financial information to address differences between IFRS and U.S. GAAP that materially impact the summarized financial information below. Any other differences between U.S. GAAP and IFRS did not have any material impact on the Yahoo Japan’s summarized financial information presented below (in thousands):

Six Months Ended March 31, 2017
Operating data:
Revenue	$2,440,809
Gross profit	$1,900,828
Income from operations	$893,474
Net income	$611,035
Net income attributable to Yahoo Japan	$609,754

	September 30, 2016	March 31, 2017
Balance sheet data:
Current assets	$7,155,657	$7,764,186
Long-term assets	$4,332,498	$4,068,417
Current liabilities	$2,866,924	$2,974,472
Long-term liabilities	$435,253	$678,690
Noncontrolling interests	$209,363	$246,705

Since acquiring its equity interest in Yahoo Japan, the Company has recorded cumulative earnings in equity interests, net of dividends received and related taxes on dividends, of $4.2 billion as of June 15, 2017.

Under technology and trademark license and other commercial arrangements with Yahoo Japan, the Company records revenue from Yahoo Japan based on a percentage of advertising revenue earned by Yahoo Japan. The Company recorded revenue from Yahoo Japan of approximately $116 million for the period from January 1, 2017 to June 15, 2017, which was included within income from discontinued operations, net of income taxes in the consolidated statement of operations.

Note 7    Foreign Currency Derivative Financial Instruments

The Company uses derivative financial instruments, primarily forward contracts, to mitigate risk associated with adverse movements in foreign currency exchange rates.

The Company records all derivatives in the consolidated balance sheets at fair value, with assets included in prepaid expenses and other current assets or other long-term assets, and liabilities included in accrued expenses and other current liabilities or other long-term liabilities. The Company’s accounting treatment for these instruments is based on whether or not the instruments are designated as a hedging instrument. The effective portions of net investment hedges are recorded in other comprehensive income as a part of the cumulative translation adjustment. The effective portions of cash flow hedges are recorded in accumulated other comprehensive income until the hedged item is recognized in revenue on the consolidated statement of operations when the underlying hedged revenue is recognized. Any ineffective portions of net investment hedges and cash flow hedges are recorded in other income, net on the Company’s consolidated statement of operations. For balance sheet hedges, changes in the fair value are recorded in other income, net on the Company’s consolidated statement of operations.

The Company has master netting arrangements, which are designed to reduce credit risk by permitting net settlement of foreign exchange contracts with the same counterparty, subject to applicable requirements. The Company presents its derivative assets and liabilities at their gross fair values on the consolidated balance sheets. The Company is not required to pledge, and is not entitled to receive, cash collateral related to these derivative transactions.

Designated as Hedging Instruments

Net Investment Hedges.    The Company hedged, on an after-tax basis, a portion of its net investment in Yahoo Japan with forward contracts to reduce the risk that its investment in Yahoo Japan will be adversely affected by foreign currency exchange rate fluctuations.

Foreign currency derivative activity for the period from January 1, 2017 to June 15, 2017 was as follows (in millions):

	Beginning Fair Value	Settlement Payment (Receipt), Net	Gain (Loss) Recorded in Other Income, Net	Gain (Loss) Recorded in Other Comprehensive Income (Loss)		Gain (Loss) Recorded in Revenue	Ending Fair Value
Derivatives designated as hedging instruments:
Net investment hedges	$(9)	$18	$—	$(9)	(*)	$—	$—

(*)	This amount does not reflect the tax impact of $3.4 million recorded during the period from January 1, 2017 to June 15, 2017.

See the Foreign Currency and Derivative Financial Instruments section within Note 1 — “The Company and Summary of Significant Accounting Policies” for additional information.

Note 8    Commitments and Contingencies

General

The Company has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Company’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 8, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 8; (ii) determined that an unfavorable outcome is probable or reasonably possible; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, the legal proceedings remain in the early stages, alleged damages have not been specified, there is uncertainty as to the likelihood of a class or classes being certified or the ultimate size of any class if certified, and there are significant factual and legal issues to be resolved. The Company will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Company, its subsidiaries, directors, or officers in these matters, the Company may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Company’s financial position, results of operations, or cash flows. The Company may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Company may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Company disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Company’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Company disclosed that, based on its outside forensic expert’s analysis of data files provided to the Company in November 2016 by law enforcement, the Company believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). In November and December 2016, the Company disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Company’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.”

Numerous putative consumer class action lawsuits were filed against the Company in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK; (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895; (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; and (7) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16. Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Company’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief.

In addition, as described above, putative stockholder class actions have been filed against the Company and certain current officers of the Company on behalf of persons who purchased or otherwise acquired the Company’s stock between April 30, 2013 and December 14, 2016, an additional putative class action was filed against certain former directors and officers of the Company on behalf of stockholders of the Company, and six stockholder derivative actions have been filed purportedly on behalf of the Company against its former directors and officers, each asserting claims related to the Security Incidents.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief.

In addition, the Company is cooperating with federal, state, and foreign governmental officials and agencies seeking information and/or documents about the Security Incidents and related matters, including the U.S. Federal Trade Commission, the U.S. Securities and Exchange Commission, a number of State Attorneys General and the U.S. Attorney’s office for the Southern District of New York.

Following the consummation of the Sale Transaction, pursuant to the Reorganization Agreement, Yahoo!, Inc. continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

Other Legal Contingencies

Patent Matters.    From time to time, third parties have asserted patent infringement claims against the Company. Currently, the Company is engaged in lawsuits regarding patent issues and has been notified of other potential patent disputes. Following the sale of the Yahoo Operating Business to Verizon, Verizon has assumed responsibility for these claims.

Stockholder and Securities Matters.    On April 22, 2015, a stockholder action captioned Cathy Buch v. David Filo, et al., C.A. No. 10933-VCL, was filed in the Delaware Court of Chancery against the Company and certain of its then-current and former directors. The complaint asserts both derivative claims, purportedly on behalf of the Company, and class action claims, purportedly on behalf of the plaintiff and all similarly situated stockholders, relating to the termination of, and severance payments made to, the Company’s former chief operating officer, Henrique de Castro. The plaintiff claims that certain former board members allegedly violated or acquiesced in the violation of the Company’s Bylaws when Mr. de Castro was terminated without cause, and breached fiduciary duties by allowing the Company to make allegedly false and misleading statements regarding the value of his severance. The plaintiff has also asserted claims against Mr. de Castro. The plaintiff seeks to have the full Board reassess the propriety of terminating Mr. de Castro without cause, potentially leading to disgorgement in favor of the Company of the severance paid to Mr. de Castro, an equitable accounting, monetary damages, declaratory relief, injunctive relief, and an award of attorneys’ fees and costs. The Company and the individual defendants filed a motion to dismiss the action, which the Court denied in part and granted in part on July 27, 2016. On April 5, 2017, the Court denied the Company’s motion for partial judgment on the pleadings. On May 19, 2017, a motion to dismiss the plaintiff’s derivative claims was filed by a Special Litigation Committee that was formed by the Company’s board of directors. On August 8, 2017, the Court approved the parties’ joint stipulation seeking Court approval to dismiss plaintiff’s claims with prejudice. The Company agreed to pay a mootness fee to plaintiff’s counsel in the amount of $2,385,000.

On January 27, 2016, a stockholder action captioned UCFW Local 1500 Pension Fund v. Marissa Mayer, et al., 3:16-cv-00478-RS, was filed in the U.S. District Court for the Northern District of California against the Company, and certain then-current and former officers and directors of the Company. On April 29, 2016, the plaintiff filed an amended complaint. The amended complaint asserts derivative claims, purportedly on behalf of the Company, for violations of the 1940 Act, breach of fiduciary duty, unjust enrichment, violations of Delaware General Corporation Law Section 124, and violations of California Business & Professions Code Section 17200. The amended complaint seeks to rescind the Company’s employment contracts with the individual defendants because those defendants allegedly caused the Company to illegally operate as an unregistered investment company. The plaintiff seeks disgorgement in favor of the Company, rescission, and an award of attorneys’ fees and costs. In addition, the amended complaint asserts a direct claim against the Company for alleged violation of Delaware General Corporation Law Section 124(1), based on the allegation that the Company has illegally operated as an unregistered investment company. Pursuant to this claim, the plaintiff seeks injunctive relief preventing the Company from entering into any future contracts, including any contracts to sell its assets. On October 19, 2016, the District Court dismissed the amended complaint, with leave to amend. On November 18, 2016, the plaintiff filed a second amended complaint seeking substantially the same relief as it did in the amended complaint. On February 10, 2017, the District Court dismissed the second amended complaint with prejudice. On March 10, 2017, the plaintiff filed a notice of appeal, which has been docketed in the United States Court of Appeals for the Ninth Circuit as Case No. 17-15435.

In January 2017, a stockholder action captioned Madrack v. Yahoo! Inc., et al., Case No. 5:17-cv-00373-LHK, was filed in the U.S. District Court for the Northern District of California against the Company and certain of its former officers. In March 2017, a similar stockholder action captioned Talukder v. Yahoo! Inc., et al., was filed in the U.S. District Court for the Northern District of California. In April 2017, the Court consolidated the two cases. In June, the plaintiffs filed a first amended complaint purporting to represent a class of investors who purchased or otherwise acquired the Company’s stock between April 30, 2013 and December 14, 2016. The complaint asserts claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder. The complaint alleges that the Company’s public disclosures about its business, operations, and compliance policies were materially misleading in light of the Security Incidents discussed under “Security Incidents Contingencies” above. The complaint seeks class certification, damages, interest, and an award of attorneys’ fees and costs. On July 28, the Company and the former Yahoo officers named as defendants moved to dismiss plaintiffs’ first amended complaint.

In February 2017, stockholder derivative actions captioned Summer v. Marissa Mayer, et al, Case No. 5:17-cv-00787, and Bowser v. Marissa Mayer, et al., Case No. 5:17-cv-00810, were filed in the U.S. District Court for the Northern District of California purportedly on behalf of the Company against certain of its then-current and former directors and officers. The complaints allege that defendants failed to disclose the Security Incidents and caused or allowed the Company to issue materially false and misleading statements in its public filings and other public statements. The complaints assert derivative claims, purportedly on behalf of the Company, for breach of fiduciary duty, unjust enrichment, and violations of Sections 14(a) and 20(a) of the Exchange Act. The complaints seek unspecified damages, disgorgement of profits and compensation obtained by the defendants, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. In May 2017, the Court consolidated the two cases, and on July 6, 2017, plaintiffs filed a consolidated stockholder derivative complaint asserting the same claims, as well as claims of insider trading, purportedly on behalf of Yahoo, against certain defendants under California Corporations Code sections 25402 and 25403.

In March 2017, a stockholder derivative and class action captioned Spain v. Marissa Mayer, et al., Case No. 17CV207054, was filed in the Superior Court of California for the County of Santa Clara. In May, the plaintiff filed an amended complaint. The complaint asserts claims for breach of fiduciary duty, purportedly on behalf of the Company, against certain of the Company’s then-current and former directors and officers. The complaint alleges that defendants failed to prevent and disclose the Security Incidents and caused or allowed the Company to issue materially false and misleading statements in its public filings and other public statements. The complaint also asserts claims of insider trading, purportedly on behalf of the Company, against certain defendants under California Corporations Code sections 25402 and 25403. The complaint also asserts direct claims, purportedly on behalf of then-current the Company stockholders, against the individual defendants for breach of fiduciary duty relating to disclosures in the proxy statement relating to the Sale Transaction concerning the negotiation and approval of the Stock Purchase Agreement and against Verizon for aiding and abetting the individual defendants’ alleged breach of fiduciary duty. The complaint seeks class certification, unspecified damages, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. Multiple shareholder plaintiffs have filed stockholder derivative actions making similar claims, including: The LR Trust, et al. v. Marissa Mayer, et al., Case No. 17CV306525 (Cal. Sup. Ct.); Plumbers and Pipefitters National Pension Fund v. Marissa Mayer, et al., Case No. 17CV310992 (Cal. Sup. Ct.). On July 10, 2017, the Court issued an order consolidating these actions with the Spain action, and on August 3, 2017, the plaintiffs filed a consolidated complaint. A similar stockholder derivative action has also been filed in the Delaware Court of Chancery, captioned Oklahoma Firefighters Pension and Retirement System v. Eric Brandt, et al., Case No. 2017-0133-SG. In May, the Court issued an order staying this action in favor of the Spain action pending in California Superior Court for the County of Santa Clara.

TCPA Litigation Concerning Yahoo Messenger.    On March 21, 2014 and April 16, 2014, civil complaints were filed in the U.S. District Court for the Northern District of Illinois by plaintiffs Rachel Johnson and Zenaida Calderin, respectively, against the Company, alleging that the process by which Yahoo Messenger sends a notification SMS message in addition to delivering a user’s instant message to a recipient’s cellular telephone constitutes a violation of the Telephone Consumer Protection Act (“TCPA”), 47 U.S.C. §227. The penalty per violation ranges from $500 to $1,500. The complaints, which were consolidated, seek statutory damages for a purported class of plaintiffs. In January 2016, the District Court denied class certification treatment proposed by plaintiff Calderin, who accepted a $1,500 offer of judgment to resolve her case in its entirety. The District Court certified a class proposed by plaintiff Johnson comprising more than 300,000 potential members. The Company sought permission from the United States Court of Appeals for the Seventh Circuit to appeal the District Court’s certification order, which the Court of Appeals denied. No decision has been made on the merits of plaintiffs’ claims, which the Company is defending vigorously. The Company also previously defended related litigation in the United States District Court for the Southern District of California, which denied class certification in September 2015. That case was dismissed with prejudice in March 2016. Following the sale of the Yahoo Operating Business to Verizon, Verizon has assumed responsibility for this litigation.

Note 9    Employee Benefits

Benefit Plans.    The Company maintains a 401(k) plan (the “401(k) Plan”) for its full-time employees in the U.S. The 401(k) Plan allows employees of the Company to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 to 100 percent of their annual compensation to the 401(k) Plan. The Company matches employee contributions at a rate of 25 percent through June 15, 2017 and 100 percent thereafter, up to the IRS prescribed amount. Both employee and employer contributions vest immediately upon contribution. During the period from January 1, 2017 to June 15, 2017, the Company’s contributions to the 401(k) Plan amounted to approximately $11 million, most of which was included in discontinued operations. The Company also contributed approximately $6 million to its other defined contribution retirement benefit plans outside of the U.S. for the period from January 1, 2017 to June 15, 2017, which was all included in discontinued operations.

Stock Plans.    Prior to the sale of Yahoo Operating Business, the Stock Plan provided for the issuance of stock-based awards to employees, including executive officers, and consultants. The Stock Plan permitted the granting of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, and dividend equivalents.

Options outstanding under the Stock Plan will be required to be exercised by September 13, 2017.

The Stock Plan permits the granting of restricted stock and restricted stock units (collectively referred to as “restricted stock awards”). The restricted stock award vesting criteria are generally the passing of time, meeting certain performance-based objectives, or a combination of both, and continued employment through the vesting period (which varies but generally does not exceed four years). Restricted stock award grants are generally measured at fair value on the date of grant based on the number of shares granted and the quoted price of the Company’s common stock. Such value is recognized as an expense over the corresponding service period.

The Stock Plan provides for the issuance of a maximum of 784 million shares, of which 147 million shares were still available for award grant purposes as of June 15, 2017. Each share of the Company’s common stock issued in settlement of “full-value awards” (which include all awards other than options and stock appreciation rights) granted on or after June 25, 2009 under the Stock Plan counted as 1.75 shares against the Stock Plan’s share limit. Each share of the Company’s common stock issued in settlement of “full-value awards” granted on or after June 25, 2014 under the Stock Plan is counted as 2.5 shares against the Stock Plan’s share limit.

The Directors’ Plan provided for the grant of nonqualified stock options and restricted stock units to non-employee directors of the Company. The Directors’ Plan provides for the issuance of up to 9 million shares of the Company’s common stock, of which approximately 4 million were still available for award grant purposes as of June 15, 2017. Each share of the Company’s common stock issued in settlement of restricted stock units granted after the Company’s 2006 annual meeting of shareholders under the Directors’ Plan is counted as 1.75 shares against the Directors’ Plan’s share limit.

Options outstanding under the Directors’ Plan will be required to be exercised by September 13, 2017.

Restricted stock units granted under the Directors’ Plan generally vested in equal quarterly installments over a one-year period following the date of grant and, once vested, are generally payable in an equal number of shares of the Company’s common stock on the earlier of the end of the one-year vesting period or the date the director ceases to be a member of the Board (subject to any deferral election that may be made by the director).

Until the sale of Yahoo Operating Business, non-employee directors were also permitted to elect an award of restricted stock units or a stock option under the Directors’ Plan in lieu of a cash payment of their quarterly Board retainer and any cash fees for serving on committees of the Board. Such stock options or restricted stock unit awards granted in lieu of cash fees were fully vested on the grant date. Effective June 13, 2017, automatic grants were no longer available under the Directors’ Plan.

As a result of the Company’s registration as an investment company under the 1940 Act on June 16, 2017, Altaba will no longer offer the equity compensation as part of its compensation arrangements. The 1940 Act imposes limitations on the investment companies’ ability to use equity compensation and, as such, the Company has 120 days to terminate the Stock Plan and the Directors’ Plan.

See Note 1 — “The Company and Summary of Significant Accounting Policies” for more information related to the registration of the Company as an investment company.

Stock Options.    The Company’s Stock Plan, the Directors’ Plan, and stock-based awards assumed through acquisitions (including stock-based commitments related to continued service of acquired employees, such as holdbacks by Altaba of shares of Altaba common stock issued to founders of acquired companies in connection with certain of the Company’s acquisitions) are collectively referred to as the “Plans”. Stock option activity under the Company’s Plans for the period from January 1, 2017 to June 15, 2017 is summarized as follows (in thousands, except years and per share amounts):

	Shares	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2017	4,494	$20.04	2.77	$72,708
Options exercised	(483)	$14.57
Options expired	(13)	$22.68
Options cancelled/forfeited	(10)	$14.57
Outstanding at June 15, 2017 (1)	3,988	$20.71	0.25	$135,978

Vested at June 15, 2017	3,988	$20.71	0.25	$135,978

Exercisable at June 15, 2017 (1)	3,988	$20.71	0.25	$135,978

(1)

As a result of the sale of Yahoo Operating Business to Verizon, the Company accelerated 224,000 shares of stock options outstanding as of June 12, 2017 and recognized additional expense of $2.6 million recorded within income from discontinued operations, net of income taxes in the consolidated statement of operations. The remaining balance as of June 15, 2017 represents the shares which are a subject to expiration within 90 calendar days after the close.

The Company did not grant any options during the period from January 1, 2017 to June 15, 2017.

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the aggregate difference between the closing stock price of the Company’s common stock on June 15, 2017 and the exercise price for in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised June 15, 2017.

The total intrinsic values of options exercised from January 1, 2017 to June 15, 2017 was $17 million.

Cash received from option exercises for the period from January 1, 2017 to June 15, 2017 was $7 million.

Restricted Stock and Restricted Stock Units.    Restricted stock and restricted stock unit activity under the Plans for the period from January 1, 2017 to June 15, 2017 is summarized as follows (in thousands, except per share amounts):

	Shares	Weighted Average Grant Date Fair Value Per Share
Awarded and unvested at January 1, 2017 (1)	22,250	$41.40
Granted (2)	7,129	$45.94
Vested	(5,618)	$36.26
Accelerated (3)	(736)	$29.99
Substituted (4)	(19,049)	$39.92
Cancelled/Forfeited	(3,976)	$38.66

Awarded and unvested at June 15, 2017 (3)	—	$—

(1)

Includes the maximum number of shares issuable under the Company’s performance-based restricted stock unit awards (including future-year tranches for which performance goals had not been set) as of the date shown.

(2)

Includes the maximum number of shares issuable under the performance-based restricted stock unit awards granted during the period from January 1, 2017 through June 15, 2017 (including future-year tranches for which performance goals had not been set during the period); excludes tranches of previously granted performance-based restricted stock units for which performance goals were set during the period from January 1, 2017 through June 15, 2017.

(3)

As a result of the sale of Yahoo Operating Business to Verizon, the Company accelerated restricted stock and restricted stock units outstanding as of June 12, 2017 and recognized the additional expense of $2.4 million and $7.3 million recorded within income from continuing operations and income from discontinued operations, net of income taxes, respectively, in the consolidated statement of operations.

(4)	Represents portion of shares assumed by Verizon at the sale of Yahoo Operating Business and substituted for Verizon shares for employees continuing their employment with Verizon.

The total fair value of restricted stock awards vested during the period from January 1, 2017 to June 15, 2017 was $226 million.

During the period from January 1, 2017 to June 15, 2017, 6.4 million shares that were subject to previously granted restricted stock units vested. These vested restricted stock awards were net share settled. The Company withheld 2.3 million shares based upon the Company’s closing stock price on the vesting date, to satisfy the Company’s tax withholding obligation relating to the employees’ minimum statutory obligation for the applicable income and other employment taxes. The Company then remitted cash to the appropriate taxing authorities.

Total payments for the employees’ tax obligations to the relevant taxing authorities were $108 million for the period from January 1, 2017 to June 15, 2017 and are reflected as a financing activity within the consolidated statement of cash flows. The payments were used for tax withholdings related to the net share settlements of restricted stock units. The payments had the effect of share repurchases by the Company as they reduced the number of shares that would have otherwise been issued on the vesting date and were recorded as a reduction of additional paid-in capital.

Note 10    Income Taxes

Income Taxes for Continuing Operations

The components of income before income taxes and earnings in equity interests from continuing operations for the period from January 1, 2017 to June 15, 2017 are as follows (in thousands):

United States	$13,975

The benefit for income taxes for continuing operations for the period from January 1, 2017 to June 15, 2017 is composed of the following (in thousands):

Current:
United States federal	$(22,693)
State	8,008

Total current provision for income taxes	$(14,685)

Deferred:
United States federal	2,068,944
State	(3,329,371)

Total deferred benefit for income taxes	$(1,260,427)

Benefit for income taxes	$(1,275,112)

The benefit for income taxes differs from the amount computed by applying the federal statutory income tax rate to income before income taxes and earnings in equity interests from continuing operations for the period from January 1, 2017 to June 15, 2017 as follows (in thousands):

Income tax at the U.S. federal statutory rate of 35 percent	$4,891
State income taxes, net of federal benefit	11,954
Stock-based compensation expense	124
Dividends from investments	2,765
Investments change in deferred	(1,282,302)
Change in valuation allowance	(13,478)
Other	934

Benefit for income taxes	$(1,275,112)

For the period from January 1, 2017 to June 15, 2017, interest and penalties recorded in the consolidated statement of operations was a charge of $9.5 million.

Included in investments change in deferreds above is a benefit of $2.2 billion related to a tax rate change applicable to our deferred tax liability, offset by a provision of $913 million related to undistributed earnings of Yahoo Japan.

The Company is required to measure deferred tax assets and liabilities by applying the enacted statutory tax rates that are applicable to future years in which deferred tax assets or liabilities are expected to be settled or realized for differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Any change in tax rates on deferred tax assets and liabilities is recognized in net income in the period in which the tax rate change is enacted. As a result of the sale of Yahoo Operating Business, the state tax rates in which deferred tax assets and liabilities are expected to be settled or realized decreased. Most of the deferred tax liability that was adjusted related to Company’s investment in Alibaba and the effect of the adjustment was included in income at June 15, 2017.

Yahoo Japan historically qualified as a corporate joint venture. The Company asserted that the undistributed earnings of Yahoo Japan were indefinitely reinvested, and, therefore, a deferred tax liability was not recognized on those earnings. As a result of the sale of the Yahoo Operating Business, Yahoo Japan no longer qualifies as a corporate joint venture. As such, undistributed earnings of Yahoo Japan can no longer be considered indefinitely reinvested, and, therefore, are subject to tax. This change resulted in a deferred tax liability being recognized at June 15, 2017.

See Note 6 — “Investments in Equity Interests Accounted for Using the Equity Method of Accounting” for additional information related to transactions involving Yahoo Japan.

Pursuant to the Reorganization Agreement, the Company is obligated to indemnify Yahoo Holdings, Inc. for future utilization of certain deferred tax assets. As primary obligor, the Company is generally responsible for all United States federal, state and local uncertain tax benefits through the date of the Sale Transaction. Pursuant to the Reorganization Agreement, Yahoo Holdings, Inc. is obligated to indemnify the Company for certain pre-acquisition tax liabilities.

The Company recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. A portion of the amount of accrued interest and penalties is indemnified by Yahoo Holdings, Inc. pursuant to the Reorganization Agreement, whereby Yahoo Holdings, Inc. is obligated to indemnify the Company for certain pre-acquisition tax liabilities.

The Company is in various stages of examination and appeal in connection with its taxes both in U.S. federal, state and local jurisdictions. These audits generally span tax years 2005 through 2015. As of June 15, 2017, the Company’s 2011 through 2015 U.S. federal income tax returns are currently under examination. The Company has appealed the proposed California Franchise Tax Board’s adjustments to the 2005 through 2008 returns, but no conclusions have been reached to date. The

Company’s 2009 through 2010 California tax returns are currently under examination. The Company’s 2011 through 2015 tax years remain subject to examination by the California Franchise Tax Board for California tax purposes. While it is difficult to determine when the examinations will be settled or their final outcomes, certain audits in various jurisdictions are expected to be resolved in the foreseeable future. The Company believes that it has adequately provided for any reasonably foreseeable adverse adjustment to its tax returns and that any settlement will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Note 11    Microsoft Search Agreement

All information presented in this Note relates to discontinued operations.

On December 4, 2009, Yahoo Operating Business entered into the Microsoft Search Agreement. On February 18, 2010, Yahoo Operating Business received regulatory clearance from both the U.S. Department of Justice and the European Commission and on February 23, 2010 Yahoo Operating Business commenced implementation of the Microsoft Search Agreement on a market-by-market basis.

On April 15, 2015, Yahoo Operating Business and Microsoft entered into the Eleventh Amendment, pursuant to which the terms of the Microsoft Search Agreement were amended. Previously under the Microsoft Search Agreement, Microsoft was the exclusive algorithmic and paid search services provider to Yahoo Operating Business on personal computers for Yahoo Properties and for search services provided by Yahoo Operating Business to Affiliate sites. Microsoft was the non-exclusive provider on mobile devices. Pursuant to the Eleventh Amendment, Microsoft will provide such services on a non-exclusive basis for Yahoo Properties and Affiliate sites on all devices. Commencing on May 1, 2015, Yahoo Operating Business agreed to the Volume Commitment and displays only Microsoft’s paid search results on such search result pages. Prior to the Eleventh Amendment, Yahoo Operating Business was entitled to receive the Revenue Share Rate with respect to revenue generated from paid search results on Yahoo Properties and on Affiliate sites after deduction of the Affiliate sites’ share of revenue and certain Microsoft costs. The Revenue Share Rate was 88 percent for the first five years of the Microsoft Search Agreement and then increased to 90 percent on February 23, 2015. Pursuant to the Eleventh Amendment, the Revenue Share Rate increased to 93 percent, but Microsoft now receives its 7 percent revenue share before deduction of the Affiliate site’s share of revenue. Yahoo Operating Business is responsible for paying the Affiliate for the Affiliate site’s share of revenue. Additionally, pursuant to the Eleventh Amendment, Yahoo Operating Business has the ability in response to queries on both personal computers and mobile devices to request algorithmic listings only, paid listings only or both algorithmic and paid listings from Microsoft. To the extent Yahoo Operating Business requests algorithmic listings only or requests paid listings but elects not to display such paid listings, Yahoo Operating Business pays Microsoft serving costs but not a revenue share. In other cases and with respect to the Volume Commitment, the Revenue Share Rate applies.

Previously under the Microsoft Search Agreement, Yahoo Operating Business had sales exclusivity for both Yahoo Operating Business’ and Microsoft’s premium advertisers. For reporting periods prior March 31, 2016, TAC related to the Yahoo Operating Business’ Microsoft Search Agreement was recorded as a reduction to revenue. Pursuant to the Eleventh Amendment, Yahoo Operating Business completed the transition of its exclusive sales responsibilities to Microsoft for Microsoft’s paid search services to premium advertisers in the United States, Canada, and Europe on April 1, 2016 and in its remaining markets (other than Taiwan and Hong Kong) on June 1, 2016.

Following the transition in each respective market, Yahoo Operating Business is considered the principal in the sale of traffic to Microsoft and other customers. As a result, the amounts paid to Affiliates under the Microsoft Search Agreement in the transitioned markets are recorded as cost of revenue — TAC rather than as a reduction to GAAP revenue, resulting in GAAP revenue from the Microsoft Search Agreement being reported on a gross rather than net basis. Effective June 3, 2016, Yahoo Operating Business and Microsoft further amended the Microsoft Search Agreement to provide that sales responsibilities for premium advertisers in Taiwan and Hong Kong will not be transitioned. TAC in those markets will continue to be reported as a reduction to revenue.

The term of the Microsoft Search Agreement is 10 years from its commencement date, February 23, 2010, subject to earlier termination as provided in the Microsoft Search Agreement. As of October 1, 2015, either Yahoo Operating Business or

Microsoft may terminate the Microsoft Search Agreement by delivering a written notice of termination to the other party. The Microsoft Search Agreement will remain in effect for four months from the date of the termination notice to provide for a transition period; however, the Company’s Volume Commitment will not apply in the third and fourth months of this transition period.

Approximately 42 percent of Yahoo Operating Business’ revenue for the period from January 1, 2017 to June 15, 2017 was attributable to the Microsoft Search Agreement. Commencing in the second quarter of 2016, TAC payments related to the Microsoft Search Agreement for transitioned markets, which previously would have been recorded as a reduction to revenue, began to be recorded as a cost of revenue due to a required change in revenue presentation.

No other individual customer accounted for 10 percent or more of Yahoo Operating Business’ revenue for the period from January 1, 2017 to June 15, 2017.

Note 12    Subsequent Events

On June 16, 2017, the Company completed its tender offer, which resulted in the Company purchasing 64,514,767 shares of Altaba at a price of $53.20 per share for an aggregate purchase price of approximately $3.4 billion in cash, which settled on June 22, 2017.

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.	Investments.

(a)	Consolidated Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #6 06/16/17 – 06/30/17*	64,514,767	$53.20	64,514,767	0
Total	64,514,767	$53.20	64,514,767	0

*The Fund issued a Tender Offer on May 16, 2017. The Tender Offer enabled up to 64,514,767 shares to be redeemed by shareholders. The Tender Offer closed on June 22, 2017.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund registered to become an investment company on June 16, 2017. On that date the Fund adopted the current procedures and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial and Accounting Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	The Fund registered to become an investment company on June 16, 2017 and adopted controls and procedures appropriate for an investment company. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred since the Fund became an investment company on June 16, 2016 that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Altaba Inc.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date: August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date: August 29, 2017

By (Signature and Title):	/s/ Alexi A. Wellman
Alexi A. Wellman, Chief Financial and Accounting Officer

Date: August 29, 2017